Exhibit 10

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — NET

(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.             BASIC PROVISIONS (“BASIC PROVISIONS”).

1.1           PARTIES: This Lease (“LEASE”), dated for reference purposes only December 1, 1999, is made by and between NORTHPARK INDUSTRIAL, a California General Partnership, NORTHWEST INDUSTRIAL CENTER, a California Limited Partnership and NORTHPARK INDUSTRIAL - LEAHY DIVISION LLC., a California limited liability company (“LESSOR”) and CAPSTONE TURBINE CORPORATION, a California corporation (“LESSEE”), (collectively the “PARTIES,” or individually a “PARTY”). (See Addendum Paragraph 50)

1.2           PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 21211 Nordhoff Street, Chatsworth 91311 located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property and, if applicable, the “PROJECT”, if the property is located within a Project) a concrete tilt-up building consisting of approximately 98,370 square feet of area, aka Lot #3, Tract #33398, City of Los Angeles, in an MR-2 zone in Northpark Industrial Center (“PREMISES”). (See also Paragraph 2 and Addendum Paragraph 51)

1.3           TERM: Ten (10) years and 0 months (“ORIGINAL TERM”) commencing See Addendum Paragraph 52 (“COMMENCEMENT DATE”) and ending See Addendum Paragraph 52 (“EXPIRATION DATE”). (See also Paragraph 3)

1.4           EARLY POSSESSION: See Addendum Paragraph 53 (“EARLY POSSESSION DATE”). (See also Paragraphs 3.2 and 3.3)

1.5           BASE RENT: $60,000.00 per month (“BASE RENT”), payable on the First (1st) day of each month commencing See Addendum Paragraph 54. (See also Paragraph 4)

☒ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

1.6           BASE RENT PAID UPON EXECUTION: $420,000.00 as Base Rent for the period See Addendum Paragraph 54.

1.7           SECURITY DEPOSIT: $60,000.00 (“SECURITY DEPOSIT”). (See also Paragraph 5)

1.8           AGREED USE: See Addendum Paragraph 55. (See also Paragraph 6)

1.9           INSURING PARTY: Lessee is the “INSURING PARTY” unless otherwise stated herein. (See also Paragraph 8 and Addendum Paragraph 67)

1.10         REAL ESTATE BROKERS: (See also Paragraph 15)

(a) REPRESENTATION: The following real estate brokers (collectively, the “BROKERS”) and brokerage relationships exist in this transaction (check applicable boxes):

☐                                                    represents Lessor exclusively (“LESSOR’S BROKER”);

☐                                              represents Lessee exclusively (“LESSEE’S BROKER”); or

☒ The Seeley Company represents both Lessor and Lessee (“DUAL AGENCY”).

(b) PAYMENT TO BROKERS: Lessor shall pay to the Broker the fee agreed to in their separate written agreement.

1.11         GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by

(“GUARANTOR”). (See also Paragraph 37)

1.12         ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 89 and Exhibits A - Lessor’s Building Improvement Plans, B - Lessee’s Building Improvement Plans, C - Parking Garage Rules, D - Form of First Amendment to Lease, E - Form of Memorandum of Lease, all of which constitute a part of this Lease.

2.             PREMISES.

2.1           LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

2.2           CONDITION. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (“START DATE”), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the “BUILDING”) shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor’s sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor’s expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (i) one year as to the surface of the roof and the structural portions of the roof, foundations and bearing walls, (ii) six (6) months as to the HVAC systems, (iii) thirty (30) days as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee’s sole cost and expense. (See Addendum Paragraph 56)

2.3           COMPLIANCE. Lessor warrants that the improvements on the Premises and Garage comply with all applicable laws, covenants or restrictions of record, building codes, regulations and ordinances (“APPLICABLE REQUIREMENTS”) in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor’s expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee’s sole cost and expense. (See Addendum Paragraph 57). If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building (“CAPITAL EXPENDITURE”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months’ Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure. (See Addendum Paragraph 57)

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(c); provided, however, that if such Capital Expenditure is required during the last two years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon ninety (90) days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within ten (10) days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid. If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon thirty (30) days written notice to Lessor. (See Addendum Paragraph 57)

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease. (See Addendum Paragraph 57)

2.4           ACKNOWLEDGEMENTS. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee’s intended use; (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (c) neither Lessor, Lessor’s agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (a) Broker has made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants. (See Addendum Paragraph 58)

2.5           LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.             TERM.

3.1           TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3. (See Addendum Paragraph 59)

3.2           EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date. (See Addendum Paragraph 60)

3.3           DELAY IN POSSESSION. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period, Lessee’s right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing. (See Addendum Paragraph 61)

3.4           LESSEE COMPLIANCE. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.             RENT.

4.1.          RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“RENT”).

4.2           PAYMENT. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating.

5.             SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within fourteen (14) days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within thirty (30) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. (See Addendum Paragraph 62)

6.             USE.

6.1           USE. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to neighboring properties. Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within five (5) business days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in use. (See Addendum Paragraph 63)

6.2           HAZARDOUS SUBSTANCES.

(a) REPORTABLE USES REQUIRE CONSENT. The term “HAZARDOUS SUBSTANCE” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “REPORTABLE USE” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance. (See Addendum Paragraph 64)

(c) LESSEE REMEDIATION. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party. (See Addendum Paragraph 64)

(d) LESSEE INDEMNIFICATION. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties). Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. NO TERMINATION, CANCELLATION OR RELEASE AGREEMENT ENTERED INTO BY LESSOR AND LESSEE SHALL RELEASE LESSEE FROM ITS OBLIGATIONS UNDER THIS LEASE WITH RESPECT TO HAZARDOUS SUBSTANCES, UNLESS SPECIFICALLY SO AGREED BY LESSOR IN WRITING AT THE TIME OF SUCH AGREEMENT. (See Addendum Paragraph 64)

(e) LESSOR INDEMNIFICATION. Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which existed as a result of Hazardous Substances on the Premises prior to the Start Date or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. (See Addendum Paragraph 64)

(f) INVESTIGATIONS AND REMEDIATIONS. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to the Start Date, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in Paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities. (See Addendum Paragraph 64)

(g) LESSOR TERMINATION OPTION. If a Hazardous Substance Condition occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within ten (10) days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination. (See Addendum Paragraph 64)

6.3           LESSEE’S COMPLIANCE WITH APPLICABLE REQUIREMENTS. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said requirements are now in effect or become effective after the Start Date. Lessee shall, within ten (10) days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

6.4           INSPECTION; COMPLIANCE. Lessor and Lessor’s “Lender” (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspections, so long as such inspection is reasonably related to the violation or contamination. (See Addendum Paragraph 65)

7.             MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

7.1           LESSEE’S OBLIGATIONS.

(a) IN GENERAL. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building. (See Addendum Paragraph 66)

(b) SERVICE CONTRACTS. Lessee shall, at Lessee’s sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) driveways and parking lots, (vii) clarifiers (viii) basic utility feed to the perimeter of the Building, and (ix) any other equipment, if reasonably required by Lessor. (See Addendum Paragraph 66)

(c) REPLACEMENT. Subject to Lessee’s indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee’s failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Lessor’s accountants), with Lessee reserving the right to prepay its obligation at any time. (See Addendum Paragraph 66)

7.2           LESSOR’S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3           UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS. (See Addendum Paragraph 66)

(a) DEFINITIONS; CONSENT REQUIRED. The term “UTILITY INSTALLATIONS” refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term “TRADE FIXTURES” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “ALTERATIONS” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. “LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any one year.

(b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount equal to the greater of one month’s Base Rent, or $10,000, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

(c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days’ notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4           OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION. (See Addendum Paragraph 66)

(a) OWNERSHIP. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) REMOVAL. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) and not later than thirty (30) days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.             INSURANCE; INDEMNITY.

8.1           PAYMENT FOR INSURANCE. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

8.2           LIABILITY INSURANCE.

(a) CARRIED BY LESSEE. Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an “ADDITIONAL INSURED — MANAGERS OR LESSORS OF PREMISES ENDORSEMENT” and contain the “AMENDMENT OF THE POLLUTION EXCLUSION ENDORSEMENT” for damage caused by heat, smoke or fumes from a hostile fire. The Policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) CARRIED BY LESSOR. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3           PROPERTY INSURANCE — BUILDING, IMPROVEMENTS AND RENTAL VALUE.

(a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss. (See Addendum Paragraph 67)

(b) RENTAL VALUE. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year’s loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss. (See Addendum Paragraph 67)

(c) ADJACENT PREMISES. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises. (See Addendum Paragraph 67)

8.4           LESSEE’S PROPERTY/BUSINESS INTERRUPTION INSURANCE.

(a) PROPERTY DAMAGE. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b) BUSINESS INTERRUPTION. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5           INSURANCE POLICIES. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least B+, V, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6           WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7           INDEMNITY. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified. (See Addendum Paragraph 67)

8.8           EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources or places. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor’s negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee’s business or for any loss of income or profit therefrom. (See Addendum Paragraph 67)

9.             DAMAGE OR DESTRUCTION.

9.1           DEFINITIONS.

(a) “PREMISES PARTIAL DAMAGE” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total. (See Addendum Paragraph 68)

(b) “PREMISES TOTAL DESTRUCTION” shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total. (See Addendum Paragraph 68)

(c) “INSURED LOSS” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “REPLACEMENT COST” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “HAZARDOUS SUBSTANCE CONDITION” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

9.2           PARTIAL DAMAGE — INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee’s responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or have this Lease terminate thirty (30) days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. (See Addendum Paragraph 68)

9.3           PARTIAL DAMAGE — UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice. (See Addendum Paragraph 68)

9.4           TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate sixty (60) days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6. (See Addendum Paragraph 68)

9.5           DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds one (1) month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to Lessee within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished. (See Addendum Paragraph 68)

9.6           ABATEMENT OF RENT; LESSEE’S REMEDIES. (See Addendum Paragraph 68)

(a) ABATEMENT. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein. (See Addendum Paragraph 68)

(b) REMEDIES. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. “COMMENCE” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. (See Addendum Paragraph 68)

9.7           TERMINATION — ADVANCE PAYMENTS. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

9.8           WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.           REAL PROPERTY TAXES.

10.1         DEFINITION OF “REAL PROPERTY TAXES.” As used herein, the term “REAL PROPERTY TAXES” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term “REAL PROPERTY TAXES” shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises. (See Addendum Paragraph 69)

10.2

(a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee’s share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

(b) ADVANCE PAYMENT. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor’s option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of Lessor, be treated as an additional Security Deposit.

10.3         JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available. (See Addendum Paragraph 69)

10.4         PERSONAL PROPERTY TAXES. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause such property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within ten (10) days after receipt of a written statement.

11.           UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered. (See Addendum Paragraph 70)

12.           ASSIGNMENT AND SUBLETTING.

12.1         LESSOR’S CONSENT REQUIRED.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “ASSIGN OR ASSIGNMENT”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) A change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose. (See Addendum Paragraph 71)

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than twenty-five percent (25%) of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “NET WORTH OF LESSEE” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles. (See Addendum Paragraph 71)

(d) An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to one hundred ten percent (110%) of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to One Hundred Ten Percent (110%) of the scheduled adjusted rent. (See Addendum Paragraph 71)

(e) Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief. (See Addendum Paragraph 71)

12.2         TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

(a) Regardless of Lessor’s consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c) Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $1,000 or ten percent (10%) of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See Addendum Paragraph 71)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

12.3         ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. (See Addendum Paragraph 71) The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.           DEFAULT; BREACH; REMEDIES.

13.1         DEFAULT; BREACH. A “DEFAULT” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A “BREACH” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism. (See Addendum Paragraph 72)

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee. (See Addendum Paragraph 72)

(c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) a Tenancy Statement, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee. (See Addendum Paragraph 72)

(d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(e) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “DEBTOR” as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions. (See Addendum Paragraph 72)

(f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(g) If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing; (iv) a Guarantor’s refusal to honor the guaranty; or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2         REMEDIES. If Lessee fails to perform any of its affirmative duties or obligations, within ten (10) days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier’s check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3         INDUCEMENT RECAPTURE. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “INDUCEMENT PROVISIONS,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.  (See Addendum Paragraph 72)

13.4         LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to ten percent (10%) of each such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder.  In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance. (See Addendum Paragraph 72)

13.5         INTEREST. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest (“INTEREST”) charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4. (See Addendum Paragraph 72)

13.6         BREACH BY LESSOR.

(a) NOTICE OF BREACH. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. (See Addendum Paragraph 72)

(b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent an amount equal to the greater of one month’s Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee’s right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.  (See Addendum Paragraph 72)

14.           CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “CONDEMNATION”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the premises, or more than twenty-five percent (25%) of the land area portion of the premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation.  Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such condemnation. (See Addendum Paragraph 73)

15.           BROKERS’ FEE.

15.1         ADDITIONAL COMMISSION. In addition to the payments owed pursuant to Paragraph 1.10 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

15.2         ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Each Broker shall be a third party beneficiary of the provisions of Paragraphs 1.10, 15, 22 and 31. If Lessor fails to pay to a Broker any amounts due as and for commissions pertaining to this Lease when due, then such amounts shall accrue Interest. In addition, if Lessor fails to pay any amounts to

Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within ten (10) days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker.

15.3         REPRESENTATIONS AND INDEMNITIES OF BROKER RELATIONSHIPS. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

16.           ESTOPPEL CERTIFICATES.

(a) Each Party (as “RESPONDING PARTY”) shall within ten (10) days after written notice from the other Party (the “REQUESTING PARTY”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “ESTOPPEL CERTIFICATE” form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party. (See Addendum Paragraph 74)

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.  (See Addendum Paragraph 74)

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including, but not limited to Lessee’s financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. (See Addendum Paragraph 74)

17.           DEFINITION OF LESSOR. The term “LESSOR” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor.  Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor’s interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18.           SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.           DAYS. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20.           LIMITATION ON LIABILITY. Subject to the provisions of Paragraph 17  above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21.           TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.           NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.  Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorneys’ fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.           NOTICES.

23.1         NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing. (See Addendum Paragraph 89)

23.2         DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24.           WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.           RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26.           NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease.  In the event that Lessee holds over, then the Base Rent shall be increased to one hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.  (See Addendum Paragraph 75)

27.           CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.           COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29.           BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.           SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

30.1         SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “SECURITY DEVICE”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lessor’s Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.  (See Addendum Paragraph 76)

30.2         ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership;  (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or (iii) be bound by prepayment of more than one (1) month’s rent.

30.3         NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “NON-DISTURBANCE AGREEMENT”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within sixty (60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, at Lessee’s option, directly contact Lessor’s lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4         SELF-EXECUTING. The agreements contained in this Paragraph 30  shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31.           ATTORNEYS’ FEES. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “PREVAILING PARTY” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. (See Addendum Paragraph 77)

32.           LESSOR’S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary.  All such activities shall be without abatement of rent or liability to Lessee.  Lessor may at any time place on the Premises any ordinary “FOR SALE” signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary “FOR LEASE” signs. Lessee may at any time place on or about the Premises any ordinary “FOR SUBLEASE” sign. (See Addendum Paragraph 78)

33.           AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34.           SIGNS. Except for ordinary “For Sublease” signs, Lessee shall not place any sign upon the Premises without Lessor’s prior written consent. All signs must comply with all Applicable Requirements. (See Addendum Paragraph 79)

35.           TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36.           CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including, but not limited to, architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.  The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.           GUARANTOR. (See Addendum Paragraph 80)

38.           QUIET POSSESSION. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.           OPTIONS.

39.1         DEFINITION. “OPTION” shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2         OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting. (See Addendum Paragraph 81)

39.3         MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4         EFFECT OF DEFAULT ON OPTIONS.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option. (See Addendum Paragraph 81)

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term, (i) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40.           MULTIPLE BUILDINGS. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith. (See Addendum Paragraph 82)

41.           SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42.           RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.           PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44.           AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45.           CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.           OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47.           AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48.           MULTIPLE PARTIES. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49.           MEDIATION AND ARBITRATION OF DISPUTES. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease [ ] is [X] is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.             SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.             RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:	Beverly Hills, California		Executed at:	Woodland Hills, California

on:	December , 1999		on:	December , 1999

By LESSOR:			By LESSEE:

	See Page 13			See Page 13

By:			By:

Name Printed:			Name Printed:

Title:			Title:

By:			By:

Name Printed:			Name Printed:

Title:			Title:

Address:	8929 Wilshire Blvd., #400		Address:
Beverly Hills, CA 90211

Telephone:	(310)	652-8288	Telephone:	( )

Facsimile:	(310)	652 4972	Facsimile:	( )

Federal ID No.	95-3146812		Federal ID No.

NOTE:   These forms are often modified to meet the changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No. (213) 687-8616

LESSOR:				LESSEE:

NORTHPARK INDUSTRIAL,				CAPSTONE TURBINE CORPORATION,
a California general partnership				a California corporation

By:	NORTHWEST INDUSTRIAL CENTER,
	a California limited partnership,			By:	/s/ J. WATTS
	General Partner			Name:	J. Watts
				Title:	CFO
By:	/s/ MURRAY SIEGEL
Murray Siegel, General Partner

By:	/s/ GARY SIEGEL			By:
	Gary Siegel, General Partner			Name:
Title:

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company
General Partner

	By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation,
Manager

		By:	/s/ NICHOLAS M. BROWN
Nicholas M. Brown, President

		By:	/s/ THOMAS L. HARNER
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER,
a California limited partnership,

	By:	/s/ MURRAY SIEGEL
Murray Siegel, General Partner

	By:	/s/ GARY SIEGEL
Gary Siegel, General Partner

NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company

	By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation,
Manager

		By:	/s/ NICHOLAS M. BROWN
Nicholas M. Brown, President

		By:	/s/ THOMAS L. HARNER
Thomas L. Harner, Secretary

ADDENDUM TO LEASE - NET

Lease dated:	December 1, 1999

Lessor:	NORTHPARK INDUSTRIAL

Lessee:	CAPSTONE TURBINE CORPORATION

LESSOR AND LESSEE HEREBY AGREE THAT NOTWITHSTANDING ANYTHING CONTAINED IN THE LEASE TO THE CONTRARY, THE PROVISIONS SET FORTH BELOW WILL BE DEEMED TO BE A PART OF THE LEASE AND SHALL SUPERSEDE, TO THE EXTENT APPROPRIATE, ANY CONTRARY PROVISION IN THE LEASE. ALL REFERENCES IN THE LEASE AND IN THIS ADDENDUM SHALL BE CONSTRUCTED TO MEAN THE LEASE AND EXHIBITS, AS AMENDED AND SUPPLEMENTED BY THIS ADDENDUM. ALL DEFINED TERMS USED IN THIS ADDENDUM,  UNLESS SPECIFICALLY DEFINED IN THIS ADDENDUM, SHALL HAVE THE SAME MEANING AS SUCH TERMS HAVE IN THE LEASE.

50)      PARTIES (PARAGRAPH 1.1, CONTINUED) Lessor, Northpark Industrial, is a California general partnership which has two general partners. The partners of Northpark Industrial are Northwest Industrial Center, a California limited partnership, and Northpark Industrial-Leahy Division, LLC, a California limited liability company, hereinafter said partners are referred to as “Northwest” and “Leahy,” respectively. Title to the real property which is subject to this Lease, and title to the property where a portion of Lessee’s parking will be located pursuant to this Lease, is held in the names of Northwest and Leahy. To evidence the authority of Lessor to enter into this Lease with respect to such properties, and the approval by Northwest and Leahy of this Lease, Northwest and Leahy are executing this Lease, in their own separate capacities, in addition to executing this Lease as the general partners of Lessor.

51)      PREMISES (PARAGRAPH 1.2, CONTINUED) In addition to the Premises, Lessee shall have the right, at no additional cost or rent, to use throughout the term of this Lease, as the same may be extended, 200 parking spaces, (i) forty (40) of which shall be parking spaces and located on the land on which the Premises is located (i.e. 21211 Nordhoff), and shall be for Lessee’s exclusive use, and (ii) one-hundred and sixty (160) of which shall be unreserved, and located on that certain real property commonly known as 9151 Eton Ave., Chatsworth, California. The land and all improvements located at 9151 Eton shall be referred to as the “Garage.” Lessor represents and warrants to Lessee that Lessor is the fee simple owner of the Garage, free and clear of any liens (other than non-delinquent real property taxes). Lessee and Lessor acknowledge and agree that other tenants or Northpark Industrial Center, including, but not limited to, tenants of the property immediately west of the Premises, and other persons to whom parking privileges may be granted by Lessor from time to time, may also park in the Garage, provided that the total of such parking privileges granted by Lessor in the Garage, including Lessee’s parking spaces in the Garage, shall not exceed at any time the maximum number of parking spaces located in the Garage. Lessor shall, at Lessor’s sole cost and expense, and without any contribution thereto by Lessee, (i) maintain, repair and replace the Garage in good order, condition and repair, (ii) at all times maintain the Garage in compliance with all Applicable Requirements, as further described below, (iii) insure the Garage in a manner consistent with other comparable buildings, and (iv) timely pay all real estate or other taxes applicable thereto, except that if repairs or maintenance become necessary due to damages caused by Lessee, then it shall be Lessee’s obligation to pay for the same, normal wear and tear excepted.

52)      TERM (PARAGRAPH 1.3, CONTINUED) The original term of this Lease shall be ten (10) years, which shall commence on the date of the expiration of Lessee’s 60-day Early Possession Period, as such term is defined in Addendum Paragraph 53. The date on which the said ten-year original term of this Lease commences is referred to herein as the “Commencement Date.”

53)      EARLY POSSESSION (PARAGRAPH 1.4, CONTINUED) Lessee shall be entitled to possession and occupancy of the Premises for a 60-day period, hereinafter the “Early Possession Period.” The Early Possession Period shall commence upon the Substantial Completion (as hereinafter defined) of Lessor’s work as described in Exhibit A hereto. The date of the Substantial Completion of Lessor’s Exhibit A work shall be determined by mutual agreement of the parties. Lessor shall give Lessee at least ten (10) days written notice of the date Lessor proposes Lessor will substantially complete Lessor’s Exhibit A work. If during said 10-day period Lessee agrees to the date Lessor proposes in Lessor’s notice as the date of the Substantial Completion of Lessor’s Exhibit A work or the parties mutually agree to another date for the Substantial Completion of Lessor’s work, then the date so accepted or agreed upon shall be the date of the Substantial Completion of Lessor’s Exhibit A work and the date of the commencement of Lessee’s Early Possession Period. If, on the other hand, during said 10-day period Lessee does not agree to the date proposed by Lessor in said notice and the parties are unable to agree upon another date for the date of the Substantial Completion of Lessor’s Exhibit A work, then Lessor shall give Lessee written notice that Lessor shall proceed to complete all of Lessor’s work as described in Exhibit A, and Lessor shall proceed with the completion of all of Lessor’s Exhibit A work, and the date of the completion of all of Lessor’s work as described in Exhibit A shall be the date of the Substantial Completion of Lessor’s Exhibit A work and the date of the commencement of Lessee’s Early Possession Period. Said date is also referred to in this Lease as the “Start Date.”

54)      BASE RENT (PARAGRAPH 1.5, CONTINUED) The Base Rent (and prepaid Base Rent) payable for the Premises during the original ten (10) year lease term shall be as follows:

The Base Rent payable for months one (1) through six (6) shall be $30,000.00 per month.

The Base Rent payable for months seven (7) through twenty (20) shall be $60,000.00 per month.

The Base Rent payable for months twenty-one (21) through forty (40) shall be $63,000.00 per month. In addition, on the first day of the twenty-first (21st) month, Lessee shall deposit with Lessor $3,000.00 as additional security.

The Base Rent payable for months forty-one (41) through sixty (60) shall be $66,150.00 per month. In addition, on the first day of the forty-first (41st) month, Lessee shall deposit with Lessor $3,150.00 as additional security.

The Base Rent payable for months sixty-one (61) through eighty (80) shall be $69,457.50 per month. In addition, on the first day of the sixty-first (61st) month, Lessee shall deposit with Lessor $3,307.50 as additional security.

The Base Rent payable for months eighty-one (81) through one hundred (100) shall be $72,930.38 per month. In addition, on the first day of the eighty-first (81st) month, Lessee shall deposit with Lessor $3,472.88 as additional security.

The Base Rent payable for months one hundred and one (101) through one hundred twenty (120) shall be $76,576.89 per month. In addition, on the first day of the one hundred and first (101st) month, Lessee shall deposit with Lessor $3,646.51 as additional security.

Notwithstanding the above, upon execution of this Lease, Lessee shall pay to Lessor prepaid Base Rent in the amount of $420,000.00, which shall be applied to months one (1), two (2), and nine (9) through fourteen (14), so that said prepaid Base Rent shall be applied two months @ $30,000 per month and six months @ $60,000.00 per month. During those periods of prepaid Base Rent, Lessee shall pay to Lessor $7,235.90 per month as Lessor’s estimate for Lessee’s share of Real Property Taxes and landscaping and irrigation system maintenance (see below).

In consideration of Lessor’s execution of this Lease and as a material inducement to Lessor to execute this Lease, Lessee’s payment to Lessor of prepaid Base Rent in the amount of $420,000.00 upon the execution of this Lease shall be deemed to be earned by Lessor in full upon the execution of this Lease by Lessor, and, subject to the provisions of Paragraph 9.4, no part of such prepayment shall be refundable or subject to abatement or otherwise so long as there is not an early termination of this Lease prior to the end of the fourteenth month of the original term of this Lease which is caused by a material default by Lessor of Lessor’s obligations under this Lease. In the event this Lease is terminated prior to the end of the said fourteenth month of the original term of this Lease, (i) if such termination is caused by a material default by Lessor of Lessor’s obligations under this Lease, then Lessee shall be entitled to a refund of such portion of said prepaid Base Rent as would have been applicable to the payment of the Base Rent for those months of the original term of this Lease which would occur after the termination date, and (ii) if such termination occurs after the fourteenth month of the original term of this Lease, or such termination occurs prior thereto but is not caused by a material default by Lessor of Lessor’s obligations under this Lease, then Lessee shall not be entitled to a refund of any portion of such prepayment of any kind.

In addition to the Base Rent that Lessee is obligated to pay under Paragraphs 1.5 and 4, during the Early Possession Period and during the term of this Lease and any extension thereof, Lessee will also be obligated to pay Lessor the sum of $7,235.90 per month as Lessor’s monthly estimate for Lessee’s share of Real Property Taxes (see Paragraph 10.1 and Addendum Paragraph 69) and landscaping and irrigation system maintenance. The current annual Real Property Taxes for the Premises are $101,152.00. Lessor is in the process of having the Real Property Taxes appealed and until such time that the appeal is either upheld or denied, Lessee’s responsibility for Real Property Taxes shall be capped at $6,886 per month. Once this issue has been resolved (either upheld or denied) Lessee’s tax responsibility shall be based entirely on the Real Property Taxes per the County Tax Assessor’s tax bills. Any reduction in Real Property Taxes (net of Lessor’s expenses in achieving such reduction) resulting from Lessor’s pending appeal will be passed on to Lessee to the extent such reduction is applicable to any period or periods for which Lessee pays Real Property Taxes pursuant to this Lease. Every year of this Lease, during the month of July, and during the month immediately following the termination of this Lease, Lessor will prepare an accounting of all actual Real Property Taxes and landscaping and irrigation system maintenance for the just concluded twelve-month period ending on the last day of the immediately preceding month (or if this Lease is not in effect for an entire twelve-month period, then such accounting shall be for the number of months of the term of this Lease during such period for which this Lease has been in effect). Any differences between the actual expenses and Lessor’s estimates shall be either immediately refunded to Lessee or immediately due by the Lessee, whichever the case may be. Lessee or its authorized agent shall have the right, upon five (5) days prior written notice to Lessor, to inspect, at Lessor’s main accounting offices, Lessor’s unaudited books and records regarding these expenses. Since Lessee is the Insuring Party under this Lease (see Addendum Paragraph 67 below, amending Paragraph 1.9), Lessee shall pay insurance premiums directly for all insurance required to be maintained by the Insuring Party during the term of this Lease.

55)      AGREED USE (PARAGRAPH 1.8, CONTINUED) Lessee may use the Premises for manufacturing, assembly and/or warehousing and general office use associated therewith or any other lawful use.

56)      CONDITION (PARAGRAPH 2.2, CONTINUED) Lessee shall obtain the service contracts described in Paragraph 7.1(b) within thirty (30) days following the Commencement Date. All references to the “Start Date” in the first two sentences of Paragraph 2.2 shall refer to the Commencement Date in place of the Start Date. The six (6) months and the thirty (30) days set forth in Paragraph 2.2 (ii) and (iii) shall commence as of the Commencement Date. The provisions of Paragraph 2.2 (i) with respect to the warranty of the roof are superseded by the provisions of Addendum Paragraph 66 which set forth Lessor’s obligations with respect to the maintenance of the roof until the replacement of the existing roof in accordance with the provisions of Addendum Paragraph 66.

57)      COMPLIANCE (PARAGRAPH 2.3, CONTINUED)  The six-month time period for Lessee to give Lessor written notice of non-compliance with Applicable Requirements shall commence on the Commencement Date. The provisions of Paragraphs 2.3(b) and 7.1(c) are modified so that Capital Expenditures for seismic retrofitting and Hazardous Substances shall be the sole responsibility of Lessor, provided, that such Hazardous Substances existed on the Premises prior to the Start Date (see Addendum Paragraph 64), provided further, that Lessor shall be solely responsible for all Capital Expenditures on the Garage, including, but not limited to, Capital Expenditures for seismic retrofitting and Hazardous Substances, except for any Hazardous Substances brought onto the Garage by or for Lessee, which shall be Lessee’s responsibility.

58)      ACKNOWLEDGEMENTS (PARAGRAPH 2.4, CONTINUED)  See Addendum Paragraph 64 concerning Hazardous Substances.

59)      TERM (PARAGRAPH 3.1, CONTINUED)  Within ten (10) days following the Commencement Date, the parties shall execute a First Amendment to this Lease in the form of Exhibit D, setting forth the exact date upon which Base Rent shall commence, the Commencement Date, the Expiration Date and the dates upon which the Options to Extend must be exercised in accordance with the provisions of this Lease.

60)      EARLY POSSESSION (PARAGRAPH 3.2, CONTINUED)  During the Early Possession Period, Lessee shall not be required to pay Base Rent, except that during the Early Possession Period Lessee shall pay Real Property Taxes (see Paragraph 10.1 and Addendum Paragraph 69) and landscaping and irrigation system maintenance expenses as provided in Addendum Paragraph 54, and, as the Insuring Party pursuant to Addendum Paragraph 67, Lessee shall obtain and maintain at Lessee’s expense all insurance required to be obtained and maintained and paid for by the Insuring Party pursuant to this Lease.

61)      DELAY IN POSSESSION (PARAGRAPH 3.3, CONTINUED)  If possession of the Premises is not delivered to Lessee by April 1, 2000, subject to any delays normally considered to be due to “force majeure” in the construction industry and subject to any delays caused by the acts or omissions of Lessee, then Lessee shall have the right to terminate this Lease upon ten (10) days written notice to Lessor.

62)      SECURITY DEPOSIT (PARAGRAPH 5, CONTINUED)  The security deposit shall be used and may be refunded only in accordance with Paragraph 5 and in connection with this paragraph. Lessee shall not use any portion of the security deposit to satisfy any of Lessee’s rental obligations hereunder including the last month’s rental payment. Any failure of Lessee to pay any of Lessee’s rental obligations when due, including the obligations to pay real estate taxes or property maintenance, constitutes a material breach of this Lease for which Lessor may re-enter and take possession of the Premises provided such re-entering and taking is in accordance with California law and subject to whatever grace period is specifically provided for in this Lease, notwithstanding the fact that Lessor may have possession of a security deposit.

APPLICATION OF SECURITY DEPOSIT  If Lessor intends to apply any portion of the Security Deposit due to Lessee’s Default, Lessor shall give Lessee ten (10) days prior written notice and Lessee shall have the right to cure such Default within said ten (10) day period prior to Lessor’s application of the Security Deposit.

RESTORATION OF SECURITY DEPOSIT  If Lessor applies the Security Deposit in an amount in excess of $3,000.00, Lessee shall have thirty (30) days to restore the Security Deposit to the full amount then required under this Lease.

63)      USE (PARAGRAPH 6.1, CONTINUED)  Lessee understands that there are no restrictions contained in this Lease as to the type of business which may be conducted by any other present or future tenant of any building located near or adjacent to the building in which the Premises are located, and that Lessor may lease space to other tenants whose business is the same or competitive with that of Lessee; provided, however, that Lessor shall not allow or permit future tenants to interfere with Lessee’s use of the Premises, including loading, unloading and parking.

NO OUTSIDE STORAGE  Under no circumstances shall Lessee be permitted to use the exterior areas of the Premises, including driveways, alleyways or easement ways or anywhere else outside the building, for the temporary or permanent storage of any property, including but not limited to inventory, parts, work in process, pallets, or the installation of any type of equipment, including but not limited to air compressors or any other equipment, subject to the construction by Lessee of an exterior fuel storage shed in accordance with the provisions applicable thereto in Paragraph 7.3 as set forth in Addendum Paragraph 66 below. In the event that any unauthorized storage or installation of equipment or property shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and/or equipment at Lessee’s expense, which shall be paid by Lessee upon demand by Lessor. No lunch areas or unauthorized compressor sheds are permitted anywhere in the driveways, alleyways or easement ways, or anywhere else outside the building, subject to Lessee’s right to construct an exterior fuel storage shed in accordance with the provisions applicable thereto in Paragraph 7.3 as set forth in Addendum Paragraph 66 below.

INGRESS AND EGRESS; LOADING AND UNLOADING  It is understood and agreed that the exterior portions of the Premises are to be used by Lessee solely for ingress and egress and for the parking of vehicles as authorized by Lessor. The exterior portions of the Premises at no time will be used by Lessee for loading or unloading, except at the loading dock. It is the parties’ intention that Lessee will neither cause nor permit anything which will detract from keeping the exterior of the building and Premises in a clean, orderly, and uncluttered condition fully in keeping with the highest standards and reflecting an image of the highest quality and standards.

EXTERIOR WATER USE LIMITATIONS Except for irrigation purposes, Lessee shall not use any water, either from exterior sources or from sources within the building, on or about the exterior areas of the Premises for any purpose whatsoever without Lessor’s prior written consent. Any of Lessee’s procedures, processes or other work which require the use of water shall be done solely within the confines of the building, and no water shall be allowed to drain onto the exterior areas of the Premises.

64)           USE - HAZARDOUS SUBSTANCES (PARAGRAPH 6.2, CONTINUED)

6.2(b) DUTY TO INFORM LESSOR Both Lessor and Lessee shall have similar obligations to inform the other if either knows or has reasonably cause to believe that a Hazardous Substance has come to be located in, on, under or about the Premises.

6.2(c) LESSEE REMEDIATION (i) Lessee accepts responsibility for any Hazardous Substance brought onto the Premises from the Start Date and during the term of this Lease by or for Lessee or any third party, (ii) Lessor accepts responsibility for any Hazardous Substance existing on the Premises before the Start Date or discovered after the Start Date but proved to be existing prior to the Start Date, (iii) Lessor shall be responsible for all Hazardous Substances in, on or under the Garage, except for any Hazardous Substance brought onto the Garage by or for Lessee, which shall be Lessee’s responsibility, (iv) the words “or neighboring properties” appearing in the fourth line of Paragraph 6.2(c) are deleted, and (v) Lessor will be responsibility for Lessor’s acts before the Start Date and during the term of this Lease.

6.2(d) LESSEE INDEMNIFICATION (i) Lessor’s gross negligence, intentional misconduct and breach of this Lease shall be exceptions to Lessee’s indemnification obligations, (ii) Lessee’s indemnification obligations shall be consistent with Lessee’s responsibility for Hazardous Substances in accordance with the provisions set forth above in Paragraph 6.2(c) of this Addendum Paragraph 64 under the heading “Lessee Indemnification,” (iii) Lessee’s indemnification shall terminate upon delivery to Lessor of a Phase I report of the condition of the Premises at the date of termination of this Lease, provided said report describes the condition of the Premises as of said date to be the same or better than the condition of the Premises described in the Phase I report delivered to Lessee prior to the execution of this Lease, and provided further, that Lessee’s indemnification shall not terminate with respect to any contamination which Lessor can substantiate that the cause of such contamination occurred from the Start Date or during the term of this Lease.

6.2(e) LESSOR INDEMNIFICATION (i) Lessee’s gross negligence, intentional misconduct and breach of this Lease shall be exceptions to Lessor’s indemnification obligations, (ii) Lessor’s indemnification obligations shall be consistent with Lessor’s responsibility for any Hazardous Substance in accordance with the provisions set forth above in Paragraph 6.2(c) of this Addendum Paragraph 64 under the heading “Lessee Remediation,” (iii) subject to the scope of each party’s responsibility for Hazardous Substances as specified above in Paragraph 6.2(c) of this Addendum Paragraph 64 under the heading “Lessee Remediation,” the provisions of Lessor’s indemnification shall parallel the provisions set forth in Paragraph 6.2(d) for Lessee’s Indemnification.

6.2(f) INVESTIGATIONS AND REMEDIATIONS Each party’s responsibility and payment for any investigations or remediation measures shall be consistent with the scope of such party’s responsibility for Hazardous Substances in accordance with the provisions set forth above in Paragraph 6.2(c) of this Addendum Paragraph 64 under the heading “Lessee Remediation.”

6.2(g) LESSOR TERMINATION OPTION Lessor shall have the right to terminate this Lease as the result of a Hazardous Substance Condition only if (i) in accordance with the provisions set forth above in Paragraph 6.2(c) of this Addendum Paragraph 64 under the heading “Lessee Remediation,” Lessee is responsible for the Hazardous Substance Condition, and (ii) Lessee fails to comply with its obligations under this Lease with respect to the remediation thereof.

65)           USE - INSPECTION; COMPLIANCE (PARAGRAPH 6.4, CONTINUED) Lessor shall give Lessee no less than 24 hours prior notice for inspections, unless an emergency, and shall use its best efforts not to interfere with Lessee’s use of the Premises during such inspection and visits. The last sentence of Paragraph 6.4 will be applicable to a contamination only if such contamination is within the scope of Lessee’s responsibility in accordance with the provisions set forth above in Paragraph 6.2(c) of Addendum Paragraph 64 under the heading “Lessee Remediation.”

66)           MAINTENANCE; REPAIRS, UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS (PARAGRAPH 7, CONTINUED)

7.1(a), (b) and (c) LESSEE’S OBLIGATIONS:

1.     Until a new exterior membrane of the roof has been installed on the Premises by Lessor, Lessor will be responsible for maintaining the existing roof at Lessor’s expense, except that any leaks caused by Lessee’s penetrations for venting or other wok by Lessee which affects the roof shall be Lessee’s responsibility. When the useful life of the existing exterior membrane of the roof on the Premises has ended, Lessor, at Lessor’s cost and expense, will cause the existing exterior membrane on the roof to be replaced or a new exterior roof membrane to be added on to the existing roof. Such work shall be done by an independent non-affiliated third party contractor selected by Lessor for which Lessor shall obtain at least two bids from such third party contractors for such work and shall assign to Lessee whatever warranty is provided with the new exterior roof membrane by the contractor selected for such work. Thereafter, Lessee shall have the sole responsibility for maintenance, repair and replacement of the exterior roof membrane. The foregoing provisions of this paragraph supersede the provisions set forth in Paragraph 2.2 of the Lease concerning Lessor’s warranty and compliance with respect to the condition of the surface of the roof.

2.     Foundations and exterior and interior load bearing walls, if any, and interior structural elements of the roof are deleted from Paragraph 7.1(a), as the same will be maintained by Lessor at Lessor’s cost and expense, except that any damages caused by Lessee’s gross negligence or that of Lessee’s employees, guests, agents or invitees shall be repaired at Lessee’s cost and expense.

3.     Lessor shall, at Lessor’s sole cost and expense, keep the Garage in good order, condition and repair during the term of this lease, and any extensions thereof. Lessor’s obligations shall include restorations, replacements or renewals when necessary to keep the Garage and all improvements thereon, or a part thereof, in good order, condition and state of repair. Any damages to the Garage caused by Lessee, Lessee’s employees, or agents shall be repaired at Lessee’s cost and expense, normal wear and tear excepted.

4.     Lessor hereby consents of Lessee’s roof penetrations to be made by Lessee immediately after the Start Date, as shown in working drawings of work to be performed by Lessee and attached to this Lease as Exhibit B, provided, however, that Lessee is responsible for any leaks caused by such penetrations of the roof.

5.     The service contracts described in Paragraph 7.1(b), clauses (ii), (iv), (v), (vi), (vii) and (viii), are deleted and there is added a service contract for the elevator in the building.

6.     To maintain a cohesive landscaping appearance throughout the business park in which the Premises are located, Lessor shall maintain all landscaping and irrigation system contracts, and Lessee shall reimburse Lessor for those costs pursuant to Addendum Paragraph 54. The current average monthly cost for landscaping and irrigation for the Premises is $350.00.

7.     Paragraph 7.1(c) shall be modified to provide that Lessor and Lessee shall be responsible for all Hazardous Substances in accordance with the provisions of Paragraph 6.2, as modified pursuant to Addendum Paragraph 64 above, and Lessor shall be responsible for all seismic retrofitting as necessary to comply with the Applicable Requirements.

7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS

1.     The figures $50,000 in the aggregate and $10,000 in any one year, appearing in the last line of Paragraph 7.3(a), are changed to $100,000 in the aggregate and $25,000 in any one year.

2.     Lessee shall be entitled, at its sole cost and expense, to interconnect its electrical panels with the DWP grid, subject to DWP approval, in order to allow Lessee the ability to provide power generated by turbine motors.

3.     In addition to any other improvements which Lessee is allowed to make to the Premises, in order to meet Lessee’s necessary fuel storage requirements, Lessee shall have the right to construct an exterior fuel storage shed, currently anticipated to be approximately 20’ x 25’ and to be located on the southwesterly most portion of the Premises, subject to Lessor’s approval of the design and location thereof, including, but not limited to, a design which is consistent with the existing architectural design of the Building, which such approval shall not be unreasonably withheld, and provided the construction and maintenance of such shed and Lessee’s use thereof complies with all Applicable Requirements.

4.     At the end of the term of the Lease, Lessee will not be required to remove or restore any portion of the Premises which has been constructed, installed or removed by Lessor or Lessee, including the mezzanine, pursuant to either Lessor’s work or Lessee’s work as described in Exhibit A or Exhibit B attached hereto.

UNAUTHORIZED ALTERATIONS Except for the roof penetrations to which Lessor has consented as provided above, Lessee shall inform Lessor of any work anticipated on the roof, in conjunction with its operation and obtain permission to do same prior to commencement of same. Lessor shall not make any alterations, improvements or additions to the Premises which require Lessor’s consent in accordance with the dollar limitations set forth above unless and until Lessor’s prior written consent has been obtained. Should Lessee make any alterations, etc. requiring Lessor’s consent without having obtained the prior written consent of Lessor, Lessor may, at any time during the term of this Lease or upon its termination, require that Lessee, at its expense, remove any or all of the same and that Lessee pay to Lessor the amount of any damage to the roof caused by Lessee, or Lessor may remove same at Lessee’s expense.

WINDOW COVERINGS Lessee shall obtain Lessor’s prior written approval for the installation of any interior or exterior window coverings, including but not limited to drapes, blinds, sunshades, sunscreens, holiday or other decorations or any type of film window treatment. No exterior painting is permitted. In the event that any such unauthorized installations or alterations occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove all of the same at Lessee’s expense, which shall be paid by Lessee upon demand by Lessor.

SECURITY Security bars or other security measures installed by Lessee require prior written consent of Lessor. Such installations, except for electronic security systems, shall remain as part of the Premises upon termination of the Lease unless Lessor requests removal of such installations and restoration of the Premises in accordance with Paragraph 7.4 of the Lease.

7.4           OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION

1.      Lessee shall not be required to remove or restore any of the tenant improvements made by Lessor or Lessee prior to the Commencement Date, including the mezzanine, and described in Exhibit A or Exhibit B hereto.

2.      The second sentence of Paragraph 7.4(a) is deleted. All of Lessee’s improvements which are to be made by Lessee as described in Exhibit B hereto and any Alterations and Utility Installations made by Lessee thereafter, for which Lessee shall have paid the cost thereof, including, but not limited to site specific electrical installations to accommodate turbine engines, shall not become the property of Lessor, but rather shall be Lessee’s own property which Lessee may remove from the Premises prior to or at the end of the term of this Lease, provided that Lessee shall be responsible to repair any damages caused by the removal thereof.

3.      Lessor’s right under Paragraph 7.4(b) to require that any or all of Lessee’s improvements and Lessee Owned Alterations or Utility Installations be removed by Lessee by the expiration or earlier termination of this Lease applies only to all tenant improvements made after the Commencement Date, including but not limited to improvements which were made to the Premises by Lessor after the Commencement Date at the request of Lessee and improvements made after the Commencement Date the cost of which was amortized over the term of this Lease or a portion thereof in the form of additional rent. As stated above, Lessor shall not have the right to require Lessee to remove any improvements made by Lessor or Lessee prior to the Commencement Date and described in Exhibit A or Exhibit B hereto.

67)           INSURANCE; INDEMNITY (PARAGRAPHS 1.9 AND 8, CONTINUED)

1.9 INSURING PARTY. Lessee shall be the Insuring Party.

8.3 PROPERTY INSURANCE - BUILDING, IMPROVEMENTS AND RENTAL VALUE

(a) BUILDING AND IMPROVEMENTS

1.     With reference to the property insurance required by Paragraph 8.3(a), Lessor and Lessee agree that the full replacement cost of the Premises will be not less than $6,045,000.00 as of the Commencement Date.

2.     The sum of $1,000 per occurrence appearing in the penultimate line of Paragraph 8.3(a) is deleted and inserted in lieu thereof are the sum and words “$10,000 per occurrence, or such other deductible amount as the parties may mutually agree upon in writing.”

3.     Lessee shall be liable for the deductible amount in the event of an Insured Loss.

4.     Lessee shall be entitled to obtain its own insurance for improvements made by Lessee as described in Exhibit B and for Lessee Owned Alternations and/or Utility Installations.

(b) RENTAL VALUE The amount of any rental insurance will be reduced by the amount of prepaid Base Rent for the periods described in Addendum Paragraph 54 above.

(c) ADJACENT PREMISES Paragraph 8.3(c) is deleted.

8.7 INDEMNITY In the first line of Paragraph 8.7 after the word “misconduct,” there are inserted the words “Lessor’s Breach of this Lease.”

8.8 EXEMPTION OF LESSOR FROM LIABILITY

1.     At the beginning of Paragraph 8.8 the following is added: “Except for Lessor’s gross negligence, willful misconduct or Breach of this Lease,”

2.     Lessor will make reasonable efforts to enforce the rules and regulations applicable to the Garage, upon notice of a violation thereof.

68)           DAMAGE OR DESTRUCTION (PARAGRAPH 9, CONTINUED)

9.1   DEFINITIONS

(a) “PREMISES PARTIAL DAMAGE” “Premises Partial Damage” shall mean any damage or destruction to the Improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which may be repaired at a cost which is less than forty percent (40%) of the then cost of replacement of the entire building located on the Premises and which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall obtain at least three (3) independent third party bids as to the cost and time to repair the damage or destruction.

(b) “PREMISES TOTAL DESTRUCTION” “Premises Total Destruction” shall mean damage or destruction to the Improvements to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot be repaired at a cost which is less than forty percent (40%) of the then cost of replacement of the entire building located on the Premises and cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall obtain at least three (3) independent third party bids as to the cost and time to repair the damage or destruction.

9.2   PARTIAL DAMAGE — INSURED LOSS

1.     Lessor will exercise reasonable and good faith efforts to make any repairs Lessor is obligated to make pursuant to the terms of this Lease as efficiently and promptly as reasonably possible.

2.     The last sentence of Paragraph 9.2 is deleted. 9.3 PARTIAL DAMAGE — Uninsured Loss Lessor shall make any repairs due to a partial uninsured loss if the cost thereof does not exceed $300,000 and in such event Lessor shall not have the right to terminate this Lease.

9.4   TOTAL DESTRUCTION — INSURED LOSS If a Premises Total Destruction occurs before the end of the fourteenth month of the original term of this Lease, Lessee shall be entitled to a refund of a portion of Lessee’s prepaid Base Rent as follows:

1.     If the date of the destruction or damage is on or prior to the Commencement Date, the amount of such refund shall be equal to fifty percent (50%) of the total amount of Lessee’s prepaid Base Rent.

2.     If the date of the destruction or damage is after the Commencement Date but prior to the last day of the fourteenth month of the original term of this Lease, then the amount of the refund shall be equal to (i) fifty percent (50%) of Lessee’s prepaid Base Rent for the months (prorated for any portion of a month) which have not elapsed prior to the date of the destruction or damage, plus (ii) fifty percent (50%) of the amount of Lessee’s prepaid Base Rent for the months (prorated for any portion of a month) which have elapsed prior to the date of the destruction or damage.

3.     If the date of the destruction or damage occurs after the end of the fourteenth month of the original term of this Lease, Lessee shall not be entitled to any refund of Lessee’s prepaid Base Rent.

9.5   DAMAGE NEAR END OF TERM Lessor’s right to terminate this Lease pursuant to Paragraph 9.5 shall be applicable only to a Partial Damage Uninsured Loss.

9.6   ABATEMENT OF RENT; LESSEE’S REMEDIES

(a)   ABATEMENT The words “but not to exceed the proceeds received from the Rental Value insurance”, appearing at the end of the first sentence, are deleted.

(b)   REMEDIES The following time periods are changed: ninety (90) is change to sixty (60); sixty (60) is change to thirty (30); and thirty (30) is change to twenty (20).

69)           REAL PROPERTY TAXES (PARAGRAPH 10, CONTINUED)

10.1 DEFINITION OF “REAL PROPERTY TAXES” During the first five (5) years of the original term of this Lease, Lessor shall not pass on to Lessee any increase in Real Property Taxes due to a transfer by Lessor or a change of ownership of all or a portion of the Premises os any interest therein.

10.3 JOINT ASSESSMENT Paragraph 10.3 of this Lease is deleted.

70)           UTILITIES (PARAGRAPH 11, CONTINUED) The last sentence of Paragraph 11 of this Lease is deleted.

71)           ASSIGNMENT (PARAGRAPH 12, CONTINUED)

12.1 LESSOR’S CONSENT REQUIRED

(b) and (c) Paragraphs 12.1(b) and (c) are deleted and replaced with the following:

“(b) Lessee may assign its interest in the Lease to a subsidiary company which is an affiliate of Lessee, or in the event of a sale of the majority of its stock, it may assign its interest in the Lease to the acquiring company provided that the use is the same and that the acquiring company has a net worth of no less than $25,000,000 as of the date of the assignment.

Notwithstanding anything set forth in the Lease to the contrary, Lessee shall have the right to assign, sublet, transfer, change its ownership or control without the consent of Lessor:

(i) in connection with the initial offering of the shares of Lessee; or

(ii) to any affiliate of Lessee, any subsidiary of Lessee, any parent of Lessee, or any subsidiary of any parent of Lessee, provided such subsidiary, parent or subsidiary of parent is an affiliate of Lessee; or

(iii) to any corporation with which Lessee may merge or consolidate provided such corporation has a net worth of no less than $25,000,000 as of the date of the merger or consolidation; or

(iv) in connection with any name change of Lessee.

For purposes of this Paragraph 12, an affiliate of Lessee shall mean any Person (i.e. any individual, corporation, partnership, joint venture, trust or other legal entity) which, whether directly or indirectly, controls, is controlled by, or is under common control with: (1) Lessee, or (2) any director, officer, or controlling partner or shareholder of Lessee. For purposes of this definition, control shall mean the power (whether through direct or indirect ownership of fifty-one percent (51%) or more of the voting equity interest of such Person, or otherwise) to direct management and policies of such Person. In the event Lessee’s interest is transferred in accordance with this Paragraph 12, any change from the use herein permitted shall be subject to the Lessor’s consent pursuant to this Lease. Lessee shall give Lessor prompt written notice of the transaction and a duly executed acceptance and assignment of the Lease by the assignee or a duly executed copy of the sublease.”

(d) The words “or a noncurable Breach without the necessity of any notice or grace period”, appearing in the second line of this Paragraph 12.1(d), and “(i) terminate this Lease”, appearing in the third line, are deleted.

(e) Paragraph 12.1(e) is deleted.

12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING

(e) The fee which will be payable to Lessor for considering and processing a request for consent to an assignment or subletting shall be an amount which is equal to Lessor’s actual out-of-pocket expenses for considering and processing said request.

12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING

1.     Lessee shall pay to Lessor as additional Base Rent, fifty percent (50%) of any Profits (as defined below) actually received by Lessee pursuant to such approved assignment or sublease. Whenever Lessor is entitled to share in any excess income resulting from an assignment or sublease of the Premises, the following shall constitute the definition of “Profits”; the gross revenue received from the assignee or sublessee during the sublease term or during the assignment, with respect to the space covered by the sublease or assignment (“Transferred Space”), less: (a) the gross revenue paid to Lessor by Lessee during the period of the sublease term or during the assignment with respect to the Transferred Space; (b) any improvement allowance or other economic concession (planning allowance, moving expenses, etc.) paid by Lessee to the sublessee or assignee; (c) brokers’ commissions; (d) attorneys’ fees; (e) lease takeover payments; (f) costs of advertising the space for sublease or assignment; (g) unamortized cost of initial and subsequent improvements to the Transferred Space by Lessee; and (h) any other costs actually paid in assigning or subletting the Transferred Space; provided, however, under no circumstances shall Lessor be paid any Profits until Lessee has recovered all of the items set forth in subparts (a) through (h) for such Transferred Space, it being understood that if in any year the gross revenues, less the deductions set forth in subparts (a) through (h) above (the “Net Revenues”) are less than any and all costs actually paid in assigning or subletting the affected space (collectively “Transaction Costs”), the amount of the excess Transaction Costs shall be carried over to the next year and then deducted from Net Revenues with the procedure repeated until a Profit is achieved. Within five (5) days of Lessee entering into a written sublease of the Premises in accordance with this Paragraph 12, Lessee shall deliver to Lessor an executed copy of such sublease.

2.     In the event Lessee requests Lessor’s signature or consent to any other action or on any other document, including, but not limited to, loan or security documents relating to a loan transaction in which Lessee is taking part, Lessor may require Lessee to pay Lessor a fee for considering and processing said request in the amount described above in Paragraph 12.2(e) of this Addendum Paragraph 71.

72)           DEFAULT; BREACH; REMEDIES (PARAGRAPH 13, CONTINUED)

13.1 DEFAULT; BREACH

(a) So long as Lessee is performing all of its obligations under this Lease, an abandonment or vacating of the Premises shall not constitute a Default.

(b) The words “whether to Lessor or a third party,” appearing in the first and second lines of Paragraph 13.1(a), are deleted and the time period in the third line of “three (3) business days” is changed to “seven (7) business days.”

(c) The time period of “ten (10) days” is changed to “thirty (30) days” unless a shorter time period is specified elsewhere in the Lease.

(E)      The events described in this Paragraph 13.1(e) shall not, in and of themselves, be a cause for a Default so long as Lessee is satisfying all of its monetary and other obligations under the Lease.

13.3 INDUCEMENT RECAPTURE The provisions of Paragraph 13.3 of the Lease shall not require Lessee to re-install the mezzanine to the Premises or to pay Lessor for said mezzanine, and any concessions involving free rent or reduced rent or the costs of the improvements made by Lessor as described in Exhibit A shall not be subject to recapture.

13.4 LATE CHARGES The time period of “five (5) days,” appearing in the fourth line, is changed to “ten (10) days,” and the late charge of “ten percent (10%),” appearing in the fifth line, is changed to “six percent (6%).”

13.5 INTEREST The second sentence is deleted and replaced with “The interest (“Interest”) charged shall be at the rate of ten percent (10%) per annum, but shall not exceed the maximum rate permitted by law.”

13.6 BREACH BY LESSOR

(a) NOTICE OF BREACH The following language is added at the beginning of Paragraph 13.6 (a): “Except as provided elsewhere in the Lease, ...”

(b) PERFORMANCE BY LESSEE ON BEHALF OF LESSOR The words “the greater of one month’s Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee’s right to reimbursement from Lessor,” appearing in the third and fourth lines, are deleted and replaced with “the actual amount spent by Lessee.”

73)           CONDEMNATION (PARAGRAPH 14, CONTINUED) In the event of a taking of Lessee’s onsite parking spaces, Lessor will provide substitute parking in the Garage, in which case no other adjustments shall be made by reason of any taking of Lessee’s onsite parking spaces. If Lessor does not provide for such substituted parking in the Garage, then Lessee shall have the right to terminate the Lease. In the event the taking includes any improvements made by Lessee to the Premises, Lessee shall be entitled to participate in the condemnation award to the extent of Lessee’s investment in said improvements.

74)                                ESTOPPEL CERTIFICATES (PARAGRAPH 16, CONTINUED)

(a)    Ten (10) days is changed to thirty (30) days in the first line of Paragraph 16(a).

(c)    Financial statements required to be delivered by Lessee pursuant to Paragraph 16(c) will be those financial statements of Lessee which are prepared in the ordinary course of business.

75)                                NO RIGHT TO HOLDOVER (PARAGRAPH 26, CONTINUED)

1.  The language “one hundred fifty percent (150%)” is deleted from the second sentence and replaced with “one hundred ten percent (110%).”

2.  If Lessee remains in possession of the Premises after the expiration of the Lease term, without Lessor’s written consent, then Lessee’s occupancy of the premises shall be deemed to be a holdover tenancy upon all of the provisions of this Lease pertaining to obligations of Lessee, but not including any options or rights of first refusal, if any, granted to Lessee under this lease. If Lessee’s hold-over tenancy exceeds ten (10) days, Lessee may terminate the tenancy only by giving sixty (60) days written notice of termination to Lessor, whereas Lessor may terminate the tenancy or change the terms of the Lease upon giving to Lessee sixty (60) days written notice thereof. The termination date shall be the last day of the month in which the notice requirement has been met.

3.  Notwithstanding anything to the contrary contained in Paragraphs 1.3, 1.5, 3.1, 4 or elsewhere in this Lease, Lessee’s obligation to pay rent shall continue until (i) Lessee has removed all of its property from the Premises, (ii) Lessee has made any repairs required under Paragraph 7.4(c), (iii) Lessee has removed all Alterations, improvements, additions and Utility Installations which Lessor requires Lessee to remove pursuant to Paragraph 7.4(b), and (iv) Lessee has notified Lessor in writing that all of the items (i) through (iii) of this paragraph, to the extent applicable, have been accomplished.

76)                                SUBORDINATION; ATTORNMENT; NON-DISTURBANCE (PARAGRAPH 30, CONTINUED)

30.1 SUBORDINATION

1.   Lessor represents and warrants to Lessee that there are no Security Devices affecting the Premises or the Garage as of the date hereof, and no Security Devices shall be entered into from the date hereof through and including thirty (30) days after the Start Date.

2.   Lessee shall be allowed to record a memorandum of the Lease in the form of Exhibit E, provided that if a memorandum of the Lease is recorded, Lessee shall be required to record a termination of the Lease within thirty (30) days after the date of the termination of the Lease.

77)                                ATTORNEYS’ FEES (PARAGRAPH 31, CONTINUED) Wherever in this Lease attorneys’ fees and costs are to be paid, whether in this Paragraph 31 or in other provisions relating to indemnification, all such fees and costs shall be reasonable.

78)                                LESSOR’S ACCESS; SHOWING PREMISES; REPAIRS (PARAGRAPH 32, CONTINUED) Lessor agrees that it may show the Premises upon 24 hours prior notice and will use its best efforts not to interfere with Lessee’s use of the Premises. The language “or liability” is deleted from the second sentence.

79)                                SIGNS (PARAGRAPH 34, CONTINUED) Lessee may install exterior and monument signs with Lessor’s prior written consent.

80)                                GUARANTOR (PARAGRAPH 37, CONTINUED) Paragraph 37 of the Lease is deleted.

81)                                OPTIONS (PARAGRAPH 39, CONTINUED)

39.2    OPTIONS PERSONAL TO ORIGINAL LESSEE Paragraph 39.2 of the Lease is deleted.

39.4    EFFECT OF DEFAULT ON OPTIONS

(a)  Except for clause (iv), any Default by Lessee shall be curable by Lessee, and when and if cured by Lessee, shall not cause Lessee to lose a right to exercise an Option.

82)                                MULTIPLE BUILDINGS (PARAGRAPH 40, CONTINUED) The language appearing at the end of this Paragraph “and that Lessee will pay its fair share of common expenses incurred in connection therewith” is deleted.

83)                                DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR NORTHPARK INDUSTRIAL CENTER. Lessee acknowledges receipt of a copy of the Declaration of Covenants, Conditions and Restrictions (“CC&R’s”) for Northpark Industrial Center recorded with the County of Los Angeles as document numbers 79-760182 and 85-1324915. Lessee has reviewed and approved said documents and agrees to be bound by all the terms and conditions therein. Lessee further agrees that said CC&R’s shall be binding upon Lessee and any sublessee, successor and assign. Lessor’s compliance covenants in Paragraph 2.3 of this Lease shall be deemed to include the CC&R’s to the extent applicable to the Premises and Garage Start Date.

84)                                ENVIRONMENTAL SITE ASSESSMENT REPORT. Lessor acknowledges receipt of, and its satisfaction with, the Environmental Site Assessment Report prepared for the Premises by GlenFos, Inc., Project No. P1-91311-092799, dated October 11, 1999 (the “Report”). The Report recommends no further subsurface investigation. Prior to the Start Date, Lessor shall remove from the Premises approximately eight (8) 55-gallon drums of liquid referenced in the Report. Lessee shall provide Lessor with a similar report made as of a date which is no earlier than ninety (90) days prior to the termination date of the Lease and Lessee’s vacancy of the Premises and Lessee shall deliver such report to Lessor no later than thirty (30) days prior to the termination date of the Lease and Lessee’s vacancy of the Premises.

85)                                LESSOR’S TENANT IMPROVEMENTS. Attached hereto and marked Exhibit A to this Lease are plans and specifications describing the improvements and other work to be done by Lessor’s cost and expense. In addition, Lessor, at Lessor’s cost and expense, shall do the following:

a.                                       Re-stretch and repair (where required, to be mutually agreed upon by Lessor and Lessee) and steam clean all carpeting and flooring. Replace where necessary, to be mutually agreed upon by Lessor and Lessee, at a cost not to exceed $14.00 per yard inclusive of all costs (carpet, pad, base, installation, taxes, etc.)

b.             Clean, smooth (if necessary) and seal warehouse floor.

c.                                       Paint all offices, production and warehouse areas as needed.

86)                                PARKING; GARAGE; RULES

PARKING-GENERAL

1.  Lessee or Lessee’s employees, visitors, customers, or guests shall not use public driveways, alleyways or easement ways or other public areas for parking purposes.

2.  No automotive repair, car washing, waxing and detailing, or covered parking is permitted at any time.

3.  Prohibited vehicles are not permitted; examples of prohibited vehicles shall include, but shall not be limited to, trailers, campers, recreational vehicles, boats, “dead automobiles” or automobiles parked longer than 48 hours.

4.  If Lessee permits or allows parking other than in the areas intended for parking or permits or allows any of the aforedescribed prohibited vehicles to park on any portion of the parking areas or anywhere else within the Premises, then Lessor shall have the right, without notice, in addition to other rights and remedies it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable by Lessee upon demand by Lessor.

5.  Lessor shall not relocate any of Lessee’s parking spaces except for onsite parking spaces in the event of condemnation, in which case Lessor may replace onsite parking spaces with an equivalent number of additional parking spaces in the Garage.

GARAGE-GENERAL

1.  All parking in the Garage is on an unreserved first-come first-served basis. Lessee’s right to use the Garage is strictly limited to the 160 parking spaces located there for Lessee’s use as provided in Addendum Paragraph 51 above. there will be no additional fee payable by Lessee for the said 160 parking spaces located in the Garage. In no event may the Garage or any portion thereof be used by Lessee for testing equipment or for any other purpose. The Garage is accessible 365 days a year and 24 hours each day. Additional parking rules applicable to parking in the Garage are set forth in Exhibit C hereto. No portion of the Garage is specifically assigned to any tenant; provided, however, Lessor reserves the right to assign specific spaces and to reserve spaces for visitors, small cars, handicapped persons and for other legal requirements, and Lessee’s use thereof shall comply with such reservations.

2.  Except for Lessor’s gross negligence, willful misconduct or Breach of the Lease, Lessor shall have no liability whatsoever for any damage to property or any other items located in the Garage, nor for any personal injuries or death arising out of any incident or matter relating to the Garage. In all events, Lessee agrees to look first to its insurance carrier for payment of any losses sustained in connection with Lessee’s use of the Garage. Lessee hereby waives on behalf of its insurance carriers all rights of subrogation against Lessor.

3.  Lessor also reserves the right to close all or any portion of the Garage from time to time in order to make repairs or perform maintenance services, or to alter, modify, re-stripe the Garage, or if required by casualty, strike, condemnation, act of God, governmental law or other reason beyond Lessor’s reasonable control.

4.  Lessee shall at all times comply with all Applicable Requirements concerning use of the Garage. Lessee shall extend all of its insurance policies required under this lease to include vehicles to be parked in the Garage hereunder and personal property located therein or thereon. Upon request, Lessee shall provide Lessor with certificates or other satisfactory evidence of such insurance.

5.  Lessee will be issued one card-key for each of Lessee’s parking spaces in the Garage. Prior to furnishing any card-keys to any person, Lessee shall provide Lessor with a list including all names, type of automobile, year of manufacture, drivers license number and automobile license number for all persons using the Garage at any time. Lessee shall be responsible for the return of said card-keys upon termination of the Lease. A replacement fee of $25.00 may be charged for any lost or damaged card-key, and if any card-key is not returned to Lessor upon termination of the Lease, Lessor may charge Lessee’s Security deposit for such replacement fee.

GARAGE RULES  Lessor reserves the right to adopt, modify, and enforce reasonable rules governing the use of the Garage from time to time, including any card-key, sticker or other identification or entrance system, and hours of operation. The Rules set forth in Exhibit C hereto are currently in effect. Lessee agrees to acquaint all persons to whom Lessee assigns parking spaces in the Garage of such Rules. Lessor may refuse to permit any person who violates such rules to park in the Garage, and any violation of the Rules shall subject the car to removal from the Garage. Lessor may deactivate the respective card-key of such person upon ten (10) days written notice if such person fails to cure the violation or is a repeat offender.

87)           OPTION TO EXTEND - FIRST OF TWO

A.  Lessor hereby grants to Lessee the option to extend the term of this lease for a five (5) year period commencing when the original term of this lease expires, upon each and all of the following terms and conditions;

(i)  Lessee gives to Lessor and Lessor receives written notice of the exercise of the option to extend this Lease for said additional term no earlier than nine months and no later than six months prior to the time that the option period would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire. The time period for the exercise of the options shall be set forth in the First Amendment to Lease provided for in Addendum Paragraph 59 above;

(ii)  The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4 of this Lease are conditions of this option;

(iii)  All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

(iv)  Subject to the provisions of the last sentence of this paragraph (iv), the rent payable for the first twelve months of the term of this option shall be one hundred percent (100%) of the fair market rental value for the Premises. Said fair market rental value shall be based upon the prevailing market rate at the commencement of the option term for rentals then being offered prospective tenants for new leases or recently executed  leases for comparable space within a three (3) mile radius of the Premises. The determination of such fair market rental value shall also take into consideration all the elements which are generally and usually considered in the real estate industry to establish a fair market value. In the event the fair market rental value is not able to be determined in accordance with the foregoing provisions of this paragraph (iv) due to a lack of comparable space within said three (3) mile radius from the Premises, or due to the fact that the parties are unable to agree with respect to said fair market rental value of the Premises or for any other reason, then, subject to the provisions of the last sentence of this paragraph (iv), the fair market rental value of the Premises shall be determined by appraisal in accordance with the following provisions:

a.        If the fair market rental value of the Premises has not been determined in accordance with the foregoing provisions of this paragraph (iv), or by mutual agreement of the parties, within sixty (60) days of the commencement of this option period, then within ten (10) days thereafter both Lessor and Lessee shall each select an appraiser and the two appraisers so selected by Lessor and Lessee shall select a third appraiser;

b.        Within thirty (30) days of the selection of the third appraiser, the three appraisers shall determine the fair market rental value of the Premises for the first twelve months of the term of this option. The determination of the fair market rental value of the Premises by a majority of the three appraisers shall be binding upon Lessor and Lessee, subject to the provisions of the last sentence of this paragraph (iv);

c.        If either Lessor or Lessee shall fail to select an appraiser within the aforesaid ten (10) day period, the appraiser timely selected by one of them may determine the fair market rental value of the Premises on his or her own, and said appraiser’s determination shall be binding upon both parties, subject to the provisions of the last sentence of this paragraph (iv); and

d.        Lessor and Lessee shall pay the cost of such appraisal equally.

Notwithstanding the foregoing provisions of this paragraph (iv), in no event shall the monthly rental for the first twelve months of the term of this option be less than one hundred percent (100%) of the rent payable for the month immediately preceding commencement of the term of this option.

(v)  On the first day of the 13th month, 25th month, 37th month and 49th month of the term of this option, the monthly rent payable under paragraph (iv) shall all be adjusted by the increase, if any, from the date the term of this option commenced in the C.P.I. As used herein, the term “C.P.I.” shall mean the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for All Urban Consumers, Los Angeles-Anaheim-Riverside, California (1982/84=100), “All Items”, herein referred to as “C.P.I.”

a.        The monthly rent payable in accordance with Paragraph 87A(v) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this option, as determined in accordance with Paragraph 87A(iv) of this Addendum, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month immediately preceding the effective date of the subject rent escalation, and the denominator of which shall be the C.P.I. for the calendar month in which the term of this option commenced. The sum so calculated shall constitute the new monthly rent hereunder, but, in no event, shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

b.        In the event the compilation and/or publication of the C.P.I. shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said arbitrators shall be paid equally by Lessor and Lessee.

c.        Lessor shall notify Lessee of any rental increases pursuant to this paragraph as soon as practicable after the relevant C.P.I. figures have been released. Until such notification, Lessee shall continue to pay the rent in effect during the prior rental period. After notification of a rental increase, Lessee shall commence making rental payments in the increased amount and shall, within ten (10) days after such notification, pay to Lessor the amount of any rental increases due for previous months.

B.    If this option to extend is exercised, the term of this option shall commence on the first day following the date of the expiration of the original term of this Lease and shall end on the date which is five (5) years thereafter.

88)                                OPTION TO EXTEND — SECOND OF TWO

A.    In the event Lessee exercises the first option to extend the term of this Lease pursuant to Addendum Paragraph 87, then Lessor hereby grants to Lessee the option to extend the term of this Lease for a second five (5) year period upon the expiration of the term of the first option, upon each and all of the following terms and conditions:

(i)        Lessee gives to Lessor and Lessor receives written notice of the exercise of the option to extend this Lease for said additional term no earlier than nine months and no later than six months prior to the time that the term of this option would commence if the option were exercised, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

(ii)           The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4 of this Lease are conditions of this option;

(iii)          All of the terms and conditions of this Lease except where specifically modified by this option shall apply;

(iv)          Subject to the provisions of the last sentence of this paragraph (iv), the rent payable for the first twelve months of the term of this option shall be one hundred percent (100%) of the fair market rental value for the Premises. Said fair market rental value shall be based upon the prevailing market rate at the commencement of the term of this option for rentals then being offered prospective tenants for new leases or recently executed leases for comparable space within a three (3) mile radius of the Premises. The determination of such fair market rental value shall also take into consideration all the elements which are generally and usually considered in the real estate industry to establish a fair market value. In the event the fair market rental value is not able to be determined in accordance with the foregoing provisions of this paragraph (iv) due to a lack of comparable space within said three (3) mile radius from the Premises, or due to the fact that the parties are unable to agree with respect to said fair market rental value of the Premises or for any other reason, then, subject to the provisions of the last sentence of this paragraph (iv), the fair market rental value of the Premises shall be determined by appraisal in accordance with the following provisions:

a.  If the fair market rental value of the Premises has not been determined in accordance with the foregoing provisions of this paragraph (iv), or by mutual agreement of the parties, within sixty (60) days of the commencement of this option period, then within ten (10) days thereafter both Lessor and Lessee shall each select an appraiser and the two appraisers so selected by Lessor and Lessee shall select a third appraiser;

b.  Within thirty (30) days of the selection of third appraiser, the three appraisers shall determine the fair market rental value of the Premises for the first twelve months of the term of this option. The determination of the fair market rental value of the Premises by a majority of the three appraisers shall be binding upon Lessor and Lessee, subject to the provisions of the last sentence of this paragraph (iv);

c.  If either Lessor or Lessee shall fail to select an appraiser within the aforesaid ten (10) day period, the appraiser timely selected by one of them may determine the fair market rental value of the Premises on his or her own, and said appraiser’s determination shall be binding upon both parties, subject to the provisions of the last sentence of this paragraph (iv); and

d.  Lessor and Lessee shall pay the cost of such appraisal equally.

Notwithstanding the foregoing provisions of this paragraph (iv), in no event shall the monthly rental for the first twelve months of the term of this option be less than one hundred percent (100%) of the rent payable for the month immediately preceding commencement of the term of this option.

(v)   On the first day of the 13th month, 25th month, 37th month and 49th month of the term of this option, the monthly rent payable under paragraph (iv) shall all be adjusted by the increase, if any, from the date the term of this option commenced in the C.P.I. As used herein, the term “C.P.I.” shall mean the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for All Urban Consumers, Los Angeles-Anaheim-Riverside, California (1982/84=100), “All Items”, herein referred to as “C.P.I.”

a.  The monthly rent payable in accordance with Paragraph 88A(v) of this Addendum shall be calculated as follows: the rent payable for the first month of the term of this option, as determined in accordance with Paragraph 88A(iv) of this Addendum, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month immediately preceding the effective date of the subject rent escalation, and the denominator of which shall be the C.P.I. for the calendar month in which the term of this option commenced. The sum so calculated shall constitute the new monthly rent hereunder, but, in no event, shall such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment.

b.  In the event the compilation and/or publication of the C.P.I. shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the rules of said association and decision of the arbitrators shall be binding upon the parties. The cost of said arbitrators shall be paid equally by Lessor and

Lessee.

c.  Lessor shall notify Lessee of any rental increases pursuant to this paragraph as soon as practicable after the relevant C.P.I. figures have been released. Until such notification, Lessee shall continue to pay the rent in effect during the prior rental period. After notification of a rental increase, Lessee shall commence making rental payments in the increased amount and shall, within ten (10) days after such notification, pay to Lessor the amount of any rental increases due for previous months.

B.  If this option to extend is exercised, the term of this option shall commence on the first day following the date of the expiration of the term of the first option pursuant to Addendum Paragraph 87 of this Lease and shall end on the date which is five (5) years thereafter.

89)           NOTICES (PARAGRAPH 23, CONTINUED)

23.1 NOTICE REQUIREMENTS:

1.  Subject to change from time to time by written notice to Lessee, the address of Lessor is: c/o West America Construction Corporation, 8929 Wilshire Boulevard, Suite 400, Beverly Hills, California 90211.

2.  Subject to change from time to time by written notice to Lessor, prior to the Commencement Date the address of Lessee is 6430 Independence Avenue, Woodland Hills, California 91367, attention Jeffrey R. Watts, Chief Financial Officer, and from and after the Commencement Date, the address of Lessee will be 21211 Nordoff Street, Chatsworth, California 91311, attention Jeffrey R. Watts, Chief Financial Officer.

LESSOR:			LESSEE:

NORTHPARK INDUSTRIAL,			CAPSTONE TURBINE CORPORATION,
a California general partnership			a California corporation

By:	NORTHWEST INDUSTRIAL CENTER,
a California limited partnership,
	General Partner		By:	/s/ J. Watts

			Name:	J. Watts
By:	/s/ MURRAY SIEGEL
	Murray Siegel, General Partner		Title:	CFO

			By:	/s/ Ake Almgren

			Name:	Ake Almgren
By:	/s/ GARY SIEGEL
	Gary Siegel, General Partner		Title:	President & CEO

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company
General Partner

	By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation,
Manager

	By:	/S/ NICHOLAS M. BROWN
Nicholas M. Brown, President

	By:	/s/ THOMAS L. HARNER
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER,
a California limited partnership,

	By:	/S/ MURRAY SIEGEL
Murray Siegel, General Partner

	By:	/s/ GARY SIEGEL
Gary Siegel, General Partner

LESSOR’S SIGNATURES CONTINUED:

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company

By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation,
Manager

	By:	/S/ NICHOLAS M. BROWN
Nicholas M. Brown, President

	By:	/s/ THOMAS L. HARNER
Thomas L. Harner, Secretary

EXHIBIT A

[FIRST FLOOR PLAN]

LESSOR	[Illegible]	LESSEE	[Illegible]

[SECOND FLOOR PLAN]

LESSOR	[Illegible]	LESSEE	[Illegible]

EXHIBIT B

[FIRST FLOOR PLAN]

LESSOR	[Illegible]	LESSEE	[Illegible]

SECOND FLOOR PLAN

LESSOR	[Illegible]	LESSEE	[Illegible]

EXHIBIT C

GARAGE PARKING RULES

a.                                       Garage hours: Twenty-four (24) hours, seven (7) days a week.

b.                                      Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for compacts. All cars must be parked head-in only.

c.                                       All directional signs and arrows must be observed.

d.                                      Speed limit shall be 5 miles per hour.

e.                                       Parking is prohibited in all areas not expressly designated for parking, including without limitation:

1.             Aisles.

2.             Loading zones.

3.             Areas not striped for parking.

4.             Areas where “No Parking” signs are posted.

5.             Ramps, right side up - left side down.

f.                                         Spaces reserved for handicapped parking must be used only be vehicles properly designated.

g.                                      Parking stickers, card-key or any other devices or forms of identification or entry supplied by Lessor shall remain the property of Lessor. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of any unauthorized holder will be void.

h.                                      Garage managers or personnel are not authorized to make or allow any exceptions to these Rules.

i.                                          Each driver of a vehicle is required to drive and park safely, and lock and secure his or her own vehicle.

j.                                          Loss or theft of parking identification, card-keys or other such devices must be reported to Lessor immediately. Any parking devices reported lost or stolen or found on any unauthorized car will be confiscated and the illegal holder will be fined at the prevailing written rate. Lost or stolen devices found by Lessee or its employees must be returned to Lessor.

k.                                       Washing, waxing, cleaning or servicing of any vehicle is prohibited. Parking spaces may only be used for parking automobiles.

l.                                          Parking space shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks. Prohibited vehicles are not permitted; examples of prohibited vehicles shall include, but shall not be limited to, vehicles exceeding 6’6” in height, trucks or trucking equipment, trailers, campers, recreational vehicles, boats, “dead automobiles” or automobiles parked longer than 48 hours. No automotive repair or work is permitted. Lessor shall have the right, without notice, in addition to other rights and remedies it may have, to remove or tow away any prohibited vehicle and charge the cost to the owner, which cost shall be immediately payable upon demand by Lessor.

m.                                    Other prohibitions include but are not limited to: eating in Garage, loitering, throwing trash, leaky vehicles, damage to gates, arms, card-key readers, entry or exit equipment, other vehicles, real or personal property, fences, rails or walls.

n.                                      Lessor may prohibit violators of Rules from using parking spaces provided to Lessor hereunder. In such case, Lessor shall void the violator’s card-key and notify Lessee in writing. Said individual(s) would be prohibited from using Garage, until a fine of $75.00 is paid or until Lessor agrees to reinstate the violator, at Lessor’s option.

EXHIBIT D

FORM OF

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the “First Amendment”), dated                 , 2001, is made by and between Northpark Industrial, a California general partnership, Northwest Industrial Center, a California limited partnership and Northpark Industrial-Leahy Division, LLC, a California limited liability company (collectively, “Lessor”), with offices at 8929 Wilshire Boulevard, Suite 400, Beverly Hills, California 90211, and CAPSTONE TURBINE CORPORATION, a California corporation (“Lessee”), with offices at 21211 Nordhoff Street, Chatsworth, California 91311.

WHEREAS, Lessor and Lessee have entered into that certain Standard Industrial Commercial Single-Tenant Lease - Net, including Addendum and Exhibits thereto, dated, for reference purposes only, December 1, 1999 (“Lease”), for a concrete tilt-up building consisting of approximately 98,370 square feet of area including 200 parking spaces located on certain real property known as 21211 Nordhoff Street, Chatsworth, California and 9151 Eton Avenue, Chatsworth, California.

WHEREAS, the provisions of the Lease specify that the Commencement Date shall be the date of the expiration of Lessee’s 60-day Early Possession Period, as defined in Addendum Paragraph 53 to the Lease.

NOW THEREFORE, in consideration of the covenants and provisions contained herein, and other good and valuable consideration, the sufficiency of which Lessor and Lessee hereby acknowledge, Lessor and Lessee agree as follows:

1.     CONFIRMATION OF DEFINED TERMS.  Unless modified herein all terms previously defined and capitalized in the Lease shall hold the same meaning for the purposes of this First Amendment.

2.     CONFIRMATION OF COMMENCEMENT DATE AND TERM.  The Commencement Date is hereby confirmed to be                   , 2001, and the Term is hereby confirmed to be the ten (10) year period commencing on                   , 2001, and ending on                 , 2011.

3.     CONFIRMATION OF BASE RENT AND BASE RENT PAYMENT PERIODS.  The Base Rent payable for the Premises during the initial ten (10) year term of the Lease shall be as follows:

a.     The Base Rent payable for the period of                   , 2001 through                 , 200     shall be $30,000.00 per month;

b.     The Base Rent payable for the period of                   , 200     through                 , 200     shall be $60,000.00 per month;

c.     The Base Rent payable for the period of                 , 200     through                 , 200     shall be $63,000.00 per month. In addition, on                 , 200    , Lessee shall deposit with Lessor $3,000.00 as additional security deposit;

d.     The Base Rent payable for the period of                 , 200     through                 , 200     shall be $66,150.00 per month. In addition, on                 , 200    , Lessee shall deposit with Lessor $3,150.00 as additional security deposit;

e.     The Base Rent payable for the period of                 , 200     through                 , 200     shall be $69,457.50 per month. In addition, on                 , 200    , Lessee shall deposit with Lessor $3,307.50 as additional security deposit;

f.      The Base Rent payable for the period of                 , 200     through                 , 200     shall be $72,930.38 per month. In addition, on                 , 200    , Lessee shall deposit with Lessor $3,472.88 as additional security deposit; and

g.     The Base Rent payable for the period of                 , 200     through                 , 200     shall be $76,576.89 per month. In addition, on                 , 200    , Lessee shall deposit with Lessor $3,646.51 as additional security deposit.

4.     CONFIRMATION OF FIRST OPTION TO EXTEND. Based upon the Commencement Date and Term specified hereinabove, the period of time in which Lessee is permitted to validly exercise its first Option to Extend the Term of the Lease is hereby confirmed to be                  through                 .

5.     CONFIRMATION OF SECOND OPTION TO EXTEND. Based upon the Commencement Date and Term specified hereinabove, the period of time in which Lessee is permitted to validly exercise its second Option to Extend the Term of the Lease is hereby confirmed to be                  through                 .

6.     WARRANTY OF AUTHORITY. If Lessor or Lessee signs as a corporation, partnership or limited liability company, each of the persons executing this First Amendment on behalf of Lessor and Lessee hereby covenants and warrants that the entity executing hereinbelow is a duly authorized and existing entity that is qualified to do business in California; that the persons(s) signing on behalf of either Lessor or Lessee have full right and authority to enter into this First Amendment; and that each and every person signing on behalf of either Lessor or Lessee are authorized in writing to do so.

7.     SUCCESSORS AND HEIRS. The provisions of this First Amendment shall inure to the benefit of Lessor’s and Lessee’s respective successors, assigns, heirs and all persons claiming by, through or under them.

8.     SUBMISSION OF DOCUMENT. No expanded contractual or other rights shall exist between Lessor and Lessee with respect to the Premises, as contemplated under this First Amendment, until both Lessor and Lessee have executed and delivered this First Amendment, whether or not any additional rental or security deposits have been received by Lessor, and notwithstanding that Lessor has delivered to Lessee an unexecuted copy of this First Amendment. Execution of this First Amendment by Lessee and its return to Lessor shall not be binding upon either party, notwithstanding any time interval, until Lessor has in fact executed and delivered this First Amendment to Lessee.

9.     GOVERNING LAW. The provisions of this First Amendment shall be governed by the laws of the State of California.

10.   REAFFIRMATION. Lessor and Lessee acknowledge and agree that the Lease, as amended herein, constitutes the entire agreement by and between Lessor and Lessee, and supersedes any and all other agreements written or oral between the parties hereto. Furthermore, except as modified herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this document as of the day and year written below.

LESSOR:

NORTHPARK INDUSTRIAL,
a California general partnership

By:	NORTHWEST INDUSTRIAL CENTER, a California
limited partnership, General Partner

By:
Murray Siegel, General Partner

By:
Gary Siegel, General Partner

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company, General Partner

	By:	WEST AMERICA CONSTRUCTION
CORPORATION, a California corporation, Manager

By:
Nicholas M. Brown, President

By:
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER,
a California limited partnership

By:
Murray Siegel, General Partner

By:
Gary Siegel, General Partner

NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company

By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation, Manager

By:
Nicholas M. Brown, President

By:
Thomas L. Harner, Secretary

EXHIBIT E

FORM OF

MEMORANDUM OF LEASE

AND OPTION TO EXTEND

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

Capstone Turbine Corporation
c/o	Buchalter, Nemer, Fields & Younger
601 south Figueroa Street, Suite 2400
Los Angeles, California 90017
Attn: Dina Tecimer

MEMORANDUM OF LEASE

AND OPTION TO EXTEND

THIS MEMORANDUM OF LEASE AND OPTION TO EXTEND (“Memorandum”) of that certain Standard Industrial/Commercial Single Tenant Lease - Net (“Lease”), is entered into this          day of December, 1999, by and between Northpark Industrial, a California general partnership, Northwest Industrial Center, a California limited partnership and Northpark Industrial-Leahy Division, LLC (collectively, “Lessor”), and CAPSTONE TURBINE CORPORATION, a California corporation (“Lessee”), for the purpose of memorializing their execution of said Lease on December     , 1999.

1.     Lessor does hereby lease to Lessee and Lessee does hereby rent from Lessor, at the rent and upon the terms and conditions described in the Lease and Addendum attached thereto, that certain real property located in the City of Chatsworth, County of Los Angeles, State of California, described in Exhibit “A” attached hereto and incorporated herein by this reference (“21211 Nordhoff”).

2.     In addition to the real property referenced in Paragraph 1 hereto, the Lease Premises include Lessee’s right to use (i) forty (40) parking spaces on 21211 Nordhoff, and (ii) one hundred and sixty (160) parking spaces located on certain real property located in the City of Chatsworth, County of Los Angeles, State of California, described in Exhibit “B” attached hereto and incorporated herein by this reference (“9151 Eton”).

3.     The term of the Lease is for a period of ten (10) years commencing on the “Commencement Date” as defined in said Lease and ending ten (10) years after said “Commencement Date.”

4.     Pursuant to the Lease, Lessor grants to Lessee two (2) five (5) year options to extend the term of the Lease, the first of which commences when the original Term of this Lease expires (“First Option”), and the second of which option commences upon expiration of the First Option Period and continues for an additional five (5) years thereafter.

5.     In the event of any conflict or inconsistency with the terms and conditions of this Memorandum and the terms and conditions of the Lease, then the terms and conditions of the Lease shall govern. This Memorandum may be executed in two or more counterparts with the combined counterparts constituting one integrated agreement.

This Memorandum shall be deemed to have been executed as of the date of the last acknowledged signature hereto, provided however, the signatories hereto intend that said Memorandum shall be deemed to be effective as of the date of the execution of the Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first above-written.

LESSOR:

NORTHPARK INDUSTRIAL,
a California general partnership

By:		NORTHWEST INDUSTRIAL CENTER, a California
limited partnership, General Partner

By:
Murray Siegel, General Partner

By:
Gary Siegel, General Partner

By:		NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company, General Partner

	By:	WEST AMERICA CONSTRUCTION
CORPORATION, a California corporation, Manager

By:
Nicholas M. Brown, President

By:
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER,
a California limited partnership

By:
Murray Siegel, General Partner

By:
Gary Siegel, General Partner

LESSOR’S SIGNATURES CONTINUED:

NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company

By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation, Manager

By:
Nicholas M. Brown, President

By:
Thomas L. Harner, Secretary

LESSEE:

CAPSTONE TURBINE CORPORATION,
a California corporation

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

LOT 3 OF TRACT NO. 33398, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 896 PAGES 17 TO 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AS UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL, ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM GUINN WILLIAMS, RECORDED JANUARY 6, 1939 IN BOOK 16242 PAGE 356, OFFICIAL RECORDS BY A DEED RECORDED JUNE 14, 1960 AS INSTRUMENT NO. 4143, OFFICIAL RECORDS, SAID GUINN WILLIAMS QUITCLAIMED TO THE RECORD OWNERS OF SAID LAND ALL HIS RIGHT, TITLE AND INTEREST IN AND TO THAT PORTION OF SAID LAND LYING ABOVE A DEPTH OF 500 FEET, MEASURED VERTICALLY FROM THE SURFACE, TOGETHER WITH ANY RIGHT OF ENTRY ON THE SURFACE THEREOF.

ALSO EXCEPT THEREFROM AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL, ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES AS RESERVED IN THE DEED FROM B. F. PORTER ESTATE, A CORPORATION, RECORDED JANUARY 6, 1939 IN BOOK 16242 PAGE 356, OFFICIAL RECORDS, BY A DEED RECORDED SEPTEMBER 22, 1960 AS INSTRUMENT NO. 4090, OFFICIAL RECORDS, ALL RIGHTS TO ENTER UPON THE SURFACE AND THAT PORTION OF THE SUBSURFACE LYING ABOVE A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND WAS QUITCLAIMED TO THE RECORD OWNERS OF LOTS 1 TO 7 INCLUSIVE, 27 TO 33 INCLUSIVE 38, 39, 40 AND THAT PORTION OF LOTS 8, 9, 10, 26, 34 AND 37 LYING SOUTHERLY OF THE NORTHERLY LINE OF THE LAND DESCRIBED IN SAID DEED LASTLY ABOVE DESCRIBED EXCEPTING AND RESERVING AS A DRILL-SITE, THAT PORTION OF LOTS 7, 8 AND 9 LYING WITHIN THE AREA OF LAND AS THEREIN PROVIDED.

ALSO EXCEPT SUCH INTEREST IN THE REMAINDER OF THE OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES IN OR UNDER SAID LAND, AS RESERVED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, AND JOHN J. TUTTLE, AS CO-EXECUTORS OF THE ESTATE OF MINNIE JOUGHIN, DECEASED, IN DEED RECORDED FEBRUARY 9, 1973 AS INSTRUMENT NO. 195, OFFICIAL RECORDS.

EXHIBIT “B”

LOT 40, EXCEPT THEREFROM THE NORTHERLY 9 FEET MEASURED ALONG THE WESTERLY LINE OF SAID LOT, OF TRACT NO. 33398, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 896 PAGES 17 TO 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL, ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM GUINN WILLIAMS, RECORDED JANUARY 6, 1939 IN BOOK 16424 PAGE 352, OFFICIAL RECORDS, BY DEED RECORDED JUNE 14, 1960 AS INSTRUMENT NO. 4143, SAID GUINN WILLIAMS QUITCLAIMED TO THE RECORD OWNERS OF SAID LAND ALL HIS RIGHTS, TITLE AND INTEREST IN AND TO THAT PORTION OF SAID LAND LYING ABOVE A DEPTH OF 500 FEET, MEASURED VERTICALLY FROM THE SURFACE, TOGETHER WITH ANY RIGHT OF ENTRY ON THE SURFACE THEREOF.

ALSO EXCEPT THEREFROM AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL, ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM B. F. PORTER ESTATE, A CORPORATION, RECORDED JANUARY 6, 1939 IN BOOK 16242 PAGE 356, OFFICIAL RECORDS, BY A DEED RECORDED SEPTEMBER 22, 1960 AS INSTRUMENT NO. 4090, ALL RIGHTS TO ENTER UPON THE SURFACE AND THAT PORTION OF THE SUBSURFACE LYING ABOVE A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND, WAS QUITCLAIMED ON THE RECORD OWNERS OF LOTS AS THEREIN DESCRIBED.

ALSO EXCEPT SUCH INTEREST IN THE REMAINDER OF THE OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES IN OR UNDER SAID LAND, AS RESERVED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, AND JOHN J. TUTTLE, AS CO-EXECUTORS OF THE ESTATE OF MINNIE JOUGHIN, DECEASED, IN DEED RECORDED FEBRUARY 9, 1973 AS INSTRUMENT NO. 195.

No. 031263

VENDOR NO: 1183	VENDOR NAME:	NORTHPARK INDUSTRIAL

INVOICE NO	INV DATE	INVOICE AMOUNT	DISC TAKEN	PAYMENT AMOUNT
DEPOSIT NEW BLDG	12/30/1999	480,000.00	0.00	480,000.00
PREPAID RENT $420,000 - SEC. DEP $60,000

Total:		480,000.00	0.00	480,000.00

	11-24	WELLS FARGO BANK
[CAPSTONE LOGO]		6001 TOPANGA CANYON BLVD.	No. 031263
	1210(8)	WOODLAND HILLS, CA 91367

Pay  FOUR HUNDRED EIGHTY THOUSAND USD and 00/100

DATE	AMOUNT

12/30/1999	$	***480,000.00*

TO
THE	NORTHPARK INDUSTRIAL
ORDER	21211 NORDHOFF
OF	CHATSWORTH CA 91311	/s/

/s/

031263  121000248  4443  331152

[THE SEELEY COMPANY LOGO]

MEMO

TO:	Karl Daly, Chicago Title - Pasadena Branch

FROM:	Mike Tingus, Vice President
The Seeley Company

DATE:	January 4, 2000

SUBJECT:	21211 Nordhoff Street & 9151 Eton Avenue, Chatsworth, CA

Please record this document as an accommodation for these principals for the above referenced properties.

Should you have any questions, please do not hesitate to give me a call at (818) 905-5800.

Thank you.

MEMORANDUM OF LEASE

AND OPTION TO EXTEND

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

Capstone Turbine Corporation
c/o	Buchalter, Nemer, Fields & Younger
601 south Figueroa Street, Suite 2400
Los Angeles, California 90017
Attn: Dina Tecimer

MEMORANDUM OF LEASE

AND OPTION TO EXTEND

THIS MEMORANDUM OF LEASE AND OPTION TO EXTEND (“Memorandum”) of that certain Standard Industrial/Commercial Single Tenant Lease - Net (“Lease”), is entered into this 30th day of December, 1999, by and between Northpark Industrial, a California general partnership, Northwest Industrial Center, a California limited partnership and Northpark Industrial-Leahy Division, LLC (collectively, “Lessor”), and CAPSTONE TURBINE CORPORATION, a California corporation (“Lessee”), for the purpose of memorializing their execution of said Lease on December 30, 1999.

1.  Lessor does hereby lease to Lessee and Lessee does hereby rent from Lessor, at the rent and upon the terms and conditions described in the Lease and Addendum attached thereto, that certain real property located in the City of Chatsworth, County of Los Angeles, State of California, described in Exhibit “A” attached hereto and incorporated herein by this reference (“21211 Nordhoff”).

2.  In addition to the real property reference in Paragraph 1 hereto, the Lease Premises include Lessee’s right to use (i) forty (40) parking spaces on 21211 Nordhoff, and (ii) one hundred and sixty (160) parking spaces located on certain real property located in the City of Chatsworth, County of Los Angeles, State of California, described in Exhibit “B” attached hereto and incorporated herein by this reference (“9151 Eton”).

3.  The term of the Lease is for a period of ten (10) years commencing on the “Commencement Date” as defined in said Lease and ending ten (10) years after said “Commencement Date.”

4.  Pursuant to the Lease, Lessor grants to Lessee two (2) five (5) year options to extend the term of the Lease, the first of which commences when the original Term of this Lease expires (“First Option”), and the second of which option commences upon expiration of the First Option Period and continues for an additional five (5) years thereafter.

5.  In the event of any conflict or inconsistency with the terms and conditions of this Memorandum and the terms and conditions of the Lease, then the terms and conditions of the Lease shall govern. This Memorandum may be executed in two or more counterparts with the combined counterparts constituting one integrated agreement.

This Memorandum shall be deemed to have been executed as of the date of the last acknowledged signature hereto, provided however, the signatories hereto intend that said Memorandum shall be deemed to be effective as of the date of the execution of the Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first above-written.

LESSOR:

NORTHPARK INDUSTRIAL,
a California general partnership

By:	NORTHWEST INDUSTRIAL CENTER, a California limited partnership, General Partner

	By:	/s/ MURRAY SIEGEL
Murray Siegel, General Partner

	By:	/s/ GARY SIEGEL,
Gary Siegel, General Partner

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company, General Partner

	By:	WEST AMERICA CONSTRUCTION
CORPORATION, a California corporation, Manager

		By:	/s/ NICHOLAS M. BROWN
Nicholas M. Brown, President

		By:	/s/ THOMAS L. HARNER
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER,
a California limited partnership

By:	/s/ MURRAY SIEGEL
Murray Siegel, General Partner

By:	/s/ GARY SIEGEL
Gary Siegel, General Partner

LESSOR’S SIGNATURES CONTINUED:

NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company

By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation, Manager

By:	/s/ NICHOLAS M. BROWN
Nicholas M. Brown, President

By:	/s/ THOMAS L. HARNER
Thomas L. Harner, Secretary

LESSEE:

CAPSTONE TURBINE CORPORATION,
a California corporation

By:	/s/ AKE ALMGREN
Name:	Ake Almgren
Title:	President & CEO

By:	/s/ J. WATTS
Name:	J. Watts
Title:	CFO

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 22, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Ake Amgren, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

DEBBIE BERNARD
	Commission # 1237244	/s/ DEBBIE BERNARD
[LOGO]	Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Oct 22, 2003

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 22, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Jeff Watts, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

DEBBIE BERNARD
	Commission # 1237244	/s/DEBBIE BERNARD
[LOGO]	Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Oct 22, 2003

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 22, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Nicholas M. Brown, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

LEONA DAVIS
	Commission # 1125439	/s/ LEONA DAVIS
[LOGO]	Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Feb 9, 2001

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 22, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Thomas L. Harner, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

LEONA DAVIS
	Commission # 1125439	/s/ LEONA DAVIS
[LOGO]	Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Feb 9, 2001

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 30, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Murray Siegel, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

DEBBIE BERNARD
Commission # 1237244	/s/ DEBBIE BERNARD
Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Oct 22, 2003

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 30, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Gary Siegel, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

DEBBIE BERNARD
Commission # 1237244	/s/ DEBBIE BERNARD
Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Oct 22, 2003

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 22, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Nicholas M. Brown, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

LEONA DAVIS
Commission # 1125439	/s/ LEONA DAVIS
Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Feb 9, 2001

[SEAL]

STATE OF CALIFORNIA	)
) ss.
COUNTY OF LOS ANGELES	)

On December 22, 1999, before me, the undersigned, a notary public in and for said State, personally appeared Thomas L. Harner, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that such person executed the same in the person’s authorized capacity, and that by the person’s signature on the instrument, the person, or the entity on behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

LEONA DAVIS
Commission # 1125439	/s/ LEONA DAVIS
Notary Public - California	Notary Public
Los Angeles County
My Comm. Expires Feb 9, 2001

[SEAL]

EXHIBIT A

LOT 3 OF TRACT NO. 33398, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES,  STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 896 PAGES 17 TO 20 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL, ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM GUINN WILLIAMS, RECORDED JANUARY 6, 1939 IN BOOK 16242 PAGE 356, OFFICIAL RECORDS BY A DEED RECORDED JUNE 14, 1960 AS INSTRUMENT NO. 4143, OFFICIAL RECORDS, SAID GUINN WILLIAMS QUITCLAIMED TO THE RECORD OWNERS OF SAID LAND ALL HIS RIGHT, TITLE AND INTEREST IN AND TO THAT PORTION OF SAID LAND LYING ABOVE A DEPTH OF 500 FEET, MEASURED VERTICALLY FROM THE SURFACE, TOGETHER WITH ANY RIGHT OF ENTRY ON THE SURFACE THEREOF.

ALSO EXCEPT THEREFROM AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL,  ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES AS RESERVED IN THE DEED FROM B.  F. PORTER ESTATE, A CORPORATION, RECORDED JANUARY 6, 1939 IN BOOK 16242 PAGE 356, OFFICIAL RECORDS, BY A DEED RECORDED SEPTEMBER 22, 1960 AS INSTRUMENT NO.  4090, OFFICIAL RECORDS, ALL RIGHTS TO ENTER UPON THE SURFACE AND THAT PORTION OF THE SUBSURFACE LYING ABOVE A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND WAS QUITCLAIMED TO THE RECORD OWNERS OF LOTS 1 TO 7 INCLUSIVE, 27 TO 33  INCLUSIVE 38, 39, 40 AND THAT PORTION OF LOTS 8, 9, 10, 26, 34 AND 37 LYING SOUTHERLY OF THE NORTHERLY LINE OF THE LAND DESCRIBED IN SAID DEED LASTLY ABOVE DESCRIBED EXCEPTING AND RESERVING AS A DRILL-SITE, THAT PORTION OF LOTS 7, 8  AND 9 LYING WITHIN THE AREA OF LAND AS THEREIN PROVIDED.

ALSO EXCEPT SUCH INTEREST IN THE REMAINDER OF THE OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES IN OR UNDER SAID LAND, AS RESERVED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, AND JOHN J. TUTTLE, AS CO-EXECUTORS OF THE ESTATE OF MINNIE JOUGHIN, DECEASED, IN DEED RECORDED FEBRUARY 9, 1973 AS INSTRUMENT NO. 195, OFFICIAL RECORDS.

EXHIBIT “B”

LOT 40, EXCEPT THEREFROM THE NORTHERLY 9 FEET MEASURED ALONG THE WESTERLY LINE OF SAID LOT, OF TRACT NO. 33398, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 896 PAGES 17 TO 20  INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL, ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM GUINN WILLIAMS, RECORDED JANUARY 6, 1939 IN BOOK 16424 PAGE 352, OFFICIAL RECORDS, BY A DEED RECORDED JUNE 14, 1960 AS INSTRUMENT NO. 4143, SAID GUINN WILLIAMS QUITCLAIMED TO THE RECORD OWNERS OF SAID LAND ALL HIS RIGHTS, TITLE AND INTEREST IN AND TO THAT PORTION OF SAID LAND LYING ABOVE A DEPTH OF 500  FEET, MEASURED VERTICALLY FROM THE SURFACE, TOGETHER WITH ANY RIGHT OF ENTRY ON THE SURFACE THEREOF.

ALSO EXCEPT THEREFROM AN UNDIVIDED 1/4 INTEREST IN ALL PETROLEUM, OIL,  ASPHALTUM, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM B. F. PORTER ESTATE, A CORPORATION, RECORDED JANUARY 6, 1939 IN BOOK 16242 PAGE 356, OFFICIAL RECORDS, BY A DEED RECORDED SEPTEMBER 22, 1960 AS INSTRUMENT NO.  4090, ALL RIGHTS TO ENTER UPON THE SURFACE AND THAT PORTION OF THE SUBSURFACE LYING ABOVE A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND, WAS QUITCLAIMED TO THE RECORD OWNERS OF LOTS AS THEREIN DESCRIBED.

ALSO EXCEPT SUCH INTEREST IN THE REMAINDER OF THE OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES IN OR UNDER SAID LAND, AS RESERVED BY SECURITY PACIFIC NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, AND JOHN J. TUTTLE, AS CO-EXECUTORS OF THE ESTATE OF MINNIE JOUGHIN, DECEASED, IN DEED RECORDED FEBRUARY 9, 1973 AS INSTRUMENT NO. 195.

THE SEELEY COMPANY	January 27, 2000

16830 Ventura Boulevard, Suite S Encino California 91436-1721

Tel 818 905 5800 Fax 818 905 6130 Direct 818 905 9884 209

Email [ILLEGIBLE]   www.seeleyco.com

Michael G. Tingus

Vice President

Northpark Industrial

c/o Murray Siegel

5101 Douglas Fir Road

Calabasas, CA 91302

Re: 21211 Nordhoff Street, Chatsworth, CA 91311

Dear Murray:

As a follow up to our meeting this morning with Tom Harner and Kurt Mayer of West America Construction Corporation (Lessor’s contractor) and Jim Amato and Steve Rice of EPI General Contractors (Lessee’s contractor), this letter shall serve as Capstone Turbine Corporation’s (Lessee) requested modification to Paragraph 85 – Lessor Tenant Improvements, of that certain Lease Agreement dated December 1, 1999 for the aforementioned property. Capstone Turbine Corporation respectively requests that the Lessor refrain from completing some of its necessary work as called out for in Paragraph 85 in said Lease Agreement. Lessor’s acceptance of this request shall not delay the commencement of the “Early Possession Period”, which shall still be upon the substantial completion of Lessor’s work as described in Exhibit “A”, as modified by the following items:

1.                                       The interior walls in the receiving/inspection area should be removed on the first and second floor keeping only the perimeter wall intact on the first and second floor.

2.                                       The demising wall in the warehouse portion of the subject premises shall be left open. Lessor shall simply stockpile its materials, which would have otherwise been used to finish said demising wall, in the warehouse: and Lessee’s contractor shall be responsible for the completion of said walls, and Lessor will have no further responsibility concerning this matter.

3.                                       The doorways on the south wall of the production area should be installed per Exhibit “B”.

4.                                       The remaining office in the EDM room should be removed.

5.                                       Remove all phone/data substations (three (3) locations); first floor conference room, materials lab and customer service area.

6.                                       The perimeter walls and ceilings in the Gym/MIS/Customer Service area should be cleaned and the existing floor A/C unit removed.

7.                                       Lessor shall be relieved from installing the chain link fence called for in Exhibit “A” provided that Lessor removes the accordion door in the accounting office which is currently not part of Exhibit “A”.

The Seeley Company

Leaders in Commercial Real Estate Since 1908

Owner/Member Colliers International Property Consultants

8.                                       All excess modular partition material, doorframes, windows, light fixtures, etc., shall remain in the building for Capstone’s contractor’s use and Lessor will have no further responsibility concerning this matter. Capstone’s contractor shall notify Northpark Industrial prior to discarding any unused materials.

9.                                       All power plugs that protrude through various areas of the second floor shall remain intact.

10.                                 Existing framed windows on second floor shall remain “as is”.

In the spirit of cooperation and to assist with the transition from Lessor’s Exhibit “A” work to Lessee’s Exhibit “B” work, we feel that these modifications will help prevent duplication of work by both parties. I have attached for reference purposes only, the notes from the meeting on January 26, 2000.

Should this letter agreement properly reflect the general terms and conditions that Capstone Turbine Corporation and Northpark Industrial agreed upon during their meeting of January 26, 2000, and their follow up meeting of January 27, 2000, please acknowledge your acceptance by signing below. Subject to the time limitations set forth below, upon signing of this letter by both Lessor and Lessee, this letter shall constitute an Amendment to the Lease.

This Letter shall have no force or effect unless signed by both parties, with copies delivered to each party, on or before 5:00 p.m. on February 2, 2000.

Should either party have any questions, please do not hesitate to give me a call.

Sincerely,

Michael G. Tingus

Senior Vice President

AGREED AND ACCEPTED

LESSOR		LESSEE

By:	NORTHPARK INDUSTRIAL,	By:	CAPSTONE TURBINE CORPORATION,
a California general partnership		a California corporation
By:	NORTHWEST INDUSTRIAL CENTER,
a California limited partnership, General Partner

By:	/s/ Murray Siegel	By:	/s/ J. Watts
Murray Siegel, General Partner

By:	/s/ Gary Siegel	By:	/s/ Ake Almgren
Gary Siegel, General Partner

Date:	January 31, 2000	Date:	2-1-00

Signature Block continues on Page Three

2

LESSOR

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company General Partner

By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation, Manager

By:	/s/ Nicholas M. Brown
Nicholas M. Brown, President

By:	/s/ Thomas L. Harner
Thomas L. Harner, Secretary

Date:	1/31/00

By:	NORTHWEST INDUSTRIAL CENTER,
a California limited Partnership

By:	/s/ Murray Siegel
Murray Siegel, General Partner

By:	/s/ Gary Siegel
Gary Siegel, General Partner

Date:	January 31, 2000

cc:	Jim Amato
EPI General Contractors

3

NORTHPARK INDUSTRIAL

c/o West America Construction Corporation

8929 Wilshire Boulevard, Suite 400

Beverly Hills, California 90211

March 10, 2000

Capstone Turbine Corporation

6430 Independence Avenue

Woodland Hills, California 91367

Attention: Jeffrey R. Watts

Chief Financial Officer

Re: 21211 Nordhoff Street

Chatsworth, California 91311

Dear Mr. Watts:

This letter will serve as an agreement between us, as Lessor and Lessee respectively under that certain Lease dated for reference purposes December 1, 1999, whereby Lessor has leased to Lessee the premises referenced above. In order to resolve certain issues concerning the completion of Lessor’s Exhibit A work pursuant to Addendum Paragraph 85 and Exhibit A to the Lease and certain other matters related thereto, Lessor and Lessee agree as follows:

1.     Lessee agrees that Lessor has completed and satisfied all of Lessor’s obligations for tenant improvements pursuant to Addendum Paragraph 85 and Exhibit A of the Lease, including, but not limited to, all of Lessor’s obligations with respect to carpeting and flooring, repairing, stretching, cleaning, removal and replacement, and sealing warehouse floor.

2.     Lessor and Lessee agree that the date of the commencement of Lessee’s Early Possession Period and the Start Date, as such terms are defined in the Lease, shall be March 12, 2000. Lessor and Lessee agree that Lessor’s Early Possession Period shall commence on March 12, 2000 and shall end on May 31, 2000, resulting in approximately a 21-day increase in the duration of Lessee’s Early Possession Period.

3.     Lessor and Lessee agree that the Commencement Date, as such term is defined in the Lease, shall be June 1, 2000.

4.             Lessor and Lessee agree that the Base Rent payable for the month of August 2000, namely, month three (3) of the original term of the Lease, pursuant to Addendum Paragraph 54 of the Lease, shall be the sum of $15,000 instead of $30,000.

Please acknowledge your agreement with the foregoing by signing and returning promptly the enclosed copy of this letter.

[INTENTIONALLY LEFT BLANK]

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Very truly yours,

LESSOR:

NORTHPARK INDUSTRIAL,

a California general partnership

By:	NORTHWEST INDUSTRIAL CENTER, a
California limited partnership, General Partner

	By:	/s/ Murray Siegel
Murray Siegel, General Partner

	By:	/s/ Gary Siegel
Gary Siegel, General Partner

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company, General Partner

	By:	WEST AMERICA CONSTRUCTION CORPORATION, a California corporation, Manager

		By:	/s/ Nicholas M. Brown
Nicholas M. Brown, President

		By:	/s/ Thomas L. Harner
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER,
a California limited partnership

By:	/s/ Murray Siegel
Murray Siegel, General Partner

By:	/s/ Gary Siegel
Gary Siegel, General Partner

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NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC,
a California limited liability company

By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation, Manager

	By:	/s/ Nicholas M. Brown
Nicholas M. Brown, President

	By:	/s/ Thomas L. Harner
Thomas L. Harner, Secretary

LESSEE:

CAPSTONE TURBINE CORPORATION,
a California corporation

By:	/s/ Ake Almgren
Name:	Ake Almgren
Title:	President & CEO

By:	/s/ J Watts
Name:	J WATTS
Title	CFO

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NORTHPARK	21211 Nordhoff
Chatsworth
9151 Eton

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “First Amendment”), dated March 10, 2000, is made by and between Northpark Industrial, a California general partnership, Northwest Industrial Center, a California limited partnership, and Northpark Industrial-Leahy Division, LLC, a California limited liability company (collectively, “Lessor”), with offices at 8929 Wilshire Boulevard, Suite 400, Beverly Hills, California 90211, and CAPSTONE TURBINE CORPORATION, a California corporation (“Lessee”), with offices at 6430 Independence Avenue, Woodland Hills, California 91367.

WHEREAS, Lessor and Lessee have entered into that certain Standard Industrial Commercial Single-Tenant Lease - Net, including Addendum and Exhibits thereto, dated, for reference purposes only, December 1, 1999 (“Lease”), for a concrete tilt-up building consisting of approximately 98,370 square feet of area including 200 parking spaces located on certain real property known as 21211 Nordhoff Street, Chatsworth, California and 9151 Eton Avenue, Chatsworth, California.

WHEREAS, the provisions of the Lease specify that the Commencement Date shall be the date of the expiration of Lessee’s Early Possession Period, as defined in Addendum Paragraph 53 to the Lease.

NOW THEREFORE, in consideration of the covenants and provisions contained herein, and other good and valuable consideration, the sufficiency of which Lessor and Lessee hereby acknowledge, Lessor and Lessee agree as follows:

1.             Confirmation of Defined Terms. Unless modified herein, all terms previously defined and capitalized in the Lease shall hold the same meaning for the purposes of this First Amendment.

2.             Confirmation of Commencement Date and Term. The Commencement Date is hereby confirmed to be June 1, 2000, and the Term is hereby confirmed to be the ten (10) year period commencing on June 1, 2000, and ending on May 31, 2010.

3.             Confirmation of Base Rent and Base Rent Payment Periods. The Base Rent payable for the Premises during the initial ten (10) year term of the Lease shall be as follows:

a.             The Base Rent payable for the months of June and July, 2000 shall be $30,000 per month, the Base Rent payable for the month of August, 2000 shall be $15,000, and the Base Rent payable for the months of September through November, 2000 shall be $30,000.00 per month;

b.             The Base Rent payable for the period of December 1, 2000 through January 31, 2002 shall be $60,000.00 per month;

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See Addendum

c.             The Base Rent payable for the period of February 1, 2002 through September 30, 2003 shall be $63,000.00 per month. In addition, on February 1, 2002, Lessee a.shall deposit with Lessor $3,000.00 as additional security deposit;

d.             The Base Rent payable for the period of October 1, 2003 through May 31, 2005 shall be $66,150.00 per month. In addition, on October 1, 2003, Lessee shall deposit with Lessor $3,150.00 as additional security deposit;

e.             The Base Rent payable for the period of June 1, 2005 through January 31, 2007 shall be $69,457.50 per month. In addition, on June 1, 2005, Lessee shall deposit with Lessor $3,307.50 as additional security deposit;

f.              The Base Rent payable for the period of February 1, 2007 through September 30, 2008 shall be $72,930.38 per month. In addition, on February 1, 2007, Lessee shall deposit with Lessor $3,472.88 as additional security deposit; and

g.             The Base Rent payable for the period of October 1, 2008 through May 31, 2010 shall be $76,576.89 per month. In addition, on October 1, 2008, Lessee shall deposit with Lessor $3,646.51 as additional security deposit.

4.             Confirmation of First Option to Extend. Based upon the Commencement Date and Term specified hereinabove, the period of time in which Lessee is permitted to validly exercise its first Option to Extend the Term of the Lease is hereby confirmed to be September 1, 2009 through November 30, 2009.

5.             Confirmation of Second Option to Extend. Based upon the Commencement Date and Term specified hereinabove, the period of time in which Lessee is permitted to validly exercise its second Option to Extend the Term of the Lease is hereby confirmed to be September 1, 2014 through November 30, 2014.

6.             Warranty of Authority. If Lessor or Lessee signs as a corporation, partnership or limited liability company, each of the persons executing this First Amendment on behalf of Lessor and Lessee hereby covenants and warrants that the entity executing hereinbelow is a duly authorized and existing entity that is qualified to do business in California; that the persons(s) signing on behalf of either Lessor or Lessee have full right and authority to enter into this First Amendment; and that each and every person signing on behalf of either Lessor or Lessee are authorized in writing to do so.

7.             Successors and Heirs. The provisions of this First Amendment shall inure to the benefit of Lessor’s and Lessee’s respective successors, assigns, heirs and all persons claiming by, through or under them.

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8.            Submission of Document. No expanded contractual or other rights shall exist between Lessor and Lessee with respect to the Premises, as contemplated under this First Amendment, until both Lessor and Lessee have executed and delivered this First Amendment, whether or not any additional rental or security deposits have been received by Lessor, and notwithstanding that Lessor has delivered to Lessee an unexecuted copy of this First Amendment. Execution of this First Amendment by Lessee and its return to Lessor shall not be binding upon either party, notwithstanding any time interval, until Lessor has in fact executed and delivered this First Amendment to Lessee.

9.            Governing Law. The provisions of this First Amendment shall be governed by the laws of the State of California.

10.          Reaffirmation. Lessor and Lessee acknowledge and agree that the Lease, as amended in the letter agreement between Lessor and Lessee dated January 27, 2000, as amended in the letter agreement between Lessor and Lessee dated March 10, 2000 and as amended herein, constitutes the entire agreement by and between Lessor and Lessee, and supersedes any and all other agreements written or oral between the parties hereto. Furthermore, except as modified in said letter agreements or herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.

[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Lessor and Lessee have duly executed this document as of the day and year first set forth above.

LESSOR:

NORTHPARK INDUSTRIAL,
a California general partnership

By:	NORTHWEST INDUSTRIAL CENTER, a California limited partnership, General Partner

	By:	/s/ Murray Siegel
Murray Siegel, General Partner

	By:	/s/ Gary Siegel
Gary Siegel, General Partner

By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC, a California limited liability company, General Partner

	By:	WEST AMERICA CONSTRUCTION CORPORATION, a California corporation, Manager

		By:	/s/ Nicholas M. Brown
Nicholas M. Brown, President

		By:	/s/ Thomas L. Harner
Thomas L. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER, a California limited partnership

By:	/s/ Murray Siegel
Murray Siegel, General Partner

By:	/s/ Gary Siegel
Gary Siegel, General Partner

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NORTHPARK INDUSTRIAL-LEAHY DIVISION LLC, a California limited liability company

By:	WEST AMERICA CONSTRUCTION CORPORATION, a California corporation, Manager

	By:	/s/ Nicholas M. Brown
Nicholas M. Brown, President

	By:	/s/ Thomas L. Harner
Thomas L. Harner, Secretary

LESSEE:

CAPSTONE TURBINE CORPORATION, a California corporation

By:	/s/ J Watts
Name:	J WATTS
Title:	CFO

By:	/s/ Ake Almgren
Name:	Ake Almgren
Title:	President & CEO

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SECOND AMENDMENT TO LEASE

This Second Amendment to Lease (the “Second Amendment”), dated August 27, 2009, is made by and between Northpark Industrial, a California general partnership, Northwest Industrial Center, LLC, a California limited  liability company, and Northpark Industrial-Leahy Division, a California limited liability company (collectively, “Lessor”), with offices at 8929 Wilshire Boulevard, Suite 400, Beverly Hills, California 90211, and Capstone Turbine Corporation, a California corporation (“Lessee”), with offices at 21211 Nordhoff Street,. Chatsworth, California 91311.

WHEREAS, Lessor and Lessee have entered into that certain Standard Industrial Commercial Single~ Tenant Lease - Net, including Addendum and Exhibits thereto, dated, for reference purposes only, December 1, 1999 (“Lease”), for a concrete tilt-up building consisting of approximately 98,370 square feet of area including 200 parking spaces located on certain real property known as 21211 Nordhoff Street, Chatsworth, California and 9151 Eton Avenue, Chatsworth, California.

WHEREAS, Lessor and Lessee have entered into that certain First Amendment to the Lease (“First Amendment”) dated March 10, 2000 further confirming the commencement date and term of the Lease.

NOW THEREFORE, in consideration of the covenants and provisions contained herein, and other good and valuable consideration, the sufficiency of which Lessor and Lessee hereby acknowledge, Lessor and Lessee agree as follows:

1.             Confirmation of Defined Terms. Unless modified herein, all terms previously defined and capitalized in the Lease, letter amendments and the First Amendment shall hold the same meaning for the purposes of this Second Amendment.

2.             Term of Lease. Lessor and Lessee agree to extend the Original Term of said Lease to July 31, 2014 at which time the Lease shall expire unless Lessee exercises  an option to extend  the term of the Lease pursuant to Addendum Paragraphs 87 and 88 of the Lease.  The commencement dates of the five (5) year First Option to Extend (Addendum Paragraph 87) and the five (5) year Second Option to Extend (Addendum Paragraph 88) shall be changed to August 1, 2014 and August 1, 2019, respectively. This extension of the Original Term of the Lease is subject to Section 12.1(b) requiring consent in the event of a change in control of the Lessee.

3.             Confirmation of Base Rent. The Base Rent payable for the period of August 1, 2009 through July 31, 2014 shall be $66,640.00 per month. In addition, the parties agree that there shall be an annual increase in the Base Rent on August 1, 2010, August 1, 2011, August 1, 2012 and August 1, 2013 in the amount of (5%) of the Base Rent in effect at the time of the increase or by a percentage equivalent to the increase in the Consumer Price Index, whichever is greater .

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4.             Warranty of Authority. If Lessor or Lessee signs as a corporation, partnership or limited liability company, each of the persons executing this Second Amendment on behalf of the Lessor and Lessee hereby covenants and warrants that the entity executing hereinbelow is duly authorized and existing entity that is qualified .to do business in California; that the person(s) signing on behalf of either the Lessor or Lessee have full right and authority to enter into this Second Amendment; and that each and every person signing on behalf of either Lessor or Lessee are authorized in writing to do so.

5.             Successors and Heirs. The provisions of this Second Amendment shall inure to the benefit of Lessor’s and Lessee’s respective successors, assigns, heirs and all persons claiming by, through or under them.

6.             Submission of Document. No expanded contractual or other rights shall exist between Lessor and Lessee with respect to the Premises, as contemplated under this Second Amendment, until both Lessor and Lessee have executed and delivered this Second Amendment, whether or not any additional rental or security deposits have been received by Lessor, and notwithstanding that Lessor has delivered to Lessee an unexecuted copy of this Second Amendment. Execution of this Second Amendment by Lessee and its return to Lessor shall not be binding upon either party, notwithstanding any time interval, until Lessor has in fact executed and delivered this Second Amendment to Lessee.

7.             Governing Law. The provisions of this Second Amendment shall be governed by the laws of the State of California.

8.             Reaffirmation. Lessor and Lessee acknowledge and agree that the Lease, as amended in the letter agreement between Lessor and Lessee dated January 27, 2000, as amended in the letter agreement between Lessor and Lessee dated March 10, 2000, as amended by the First Amendment, and as amended herein, constitutes the entire agreement by and between the Lessor and Lessee, and supersedes any and all other agreements written or oral between the parties hereto. Furthermore, except as modified in said letter agreements, First Amendment, or herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this document as of the day and year first set forth above.

LESSOR:

NORTHPARK INDUSTRIAL,

a California general partnership

By:	NORTHWEST INDUSTRIAL CENTER LLC, a California limited liability company,
General Partner

	By:	/s/ MURRARY SIEGEL
Murray Siegel, Manager

	By:	/s/ GARY SIEGEL
Gary Siegel, Manager

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By:	NORTHPARK INDUSTRIAL-LEAHY DIVISION, LLC,
a California limited liability company, General Partner

	By:	WEST AMERICA CONSTRUCTION CORPORATION,
a California corporation, Manager

		By:	/s/ NICHOLAS BROWN
Nicholas M. Brown, President

		By:	/s/ THOMAS HARNER
Thomas 1. Harner, Secretary

NORTHWEST INDUSTRIAL CENTER, LLC

a California limited liability company

By:	/s/ MURRARY SIEGEL
Murray Siegel, Manager

By:	/s/ GARY SIEGEL
Gary Siegel, Manager

NORTHPARK INDUSTRIAL-LEAHY DIVISION, LLC,

a California limited liability company

By:	WEST AMERCIA CONSTRUCTION CORPORATION
a California corporation, Manager

	By:	/s/ NICHOLAS BROWN
Nicholas M. Brown, President

	By:	/s/ THOMAS HARNER
Thomas 1. Harner, Secretary

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LESSEE:

CAPSTONE TURBINE CORPORATION,

a California Corporation

By:	/s/ Edward Reich
Edward Reich, Chief Financial Officer

By:	/s/ Darren Jamison
Darren Jamison, Chief Executive Officer

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